As filed with the Securities and Exchange Commission on July 7, 2006

Registration No. 333-
Investment Company Act File No. 811-03981

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

PRUDENTIAL WORLD FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

with a copy to :

William G. Farrar, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

(212) 558-4000

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered:  Shares of common stock, par value $0.01 per share of Dryden International Equity Fund, a series of Prudential World Fund, Inc.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing become effective on August 7, 2006, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares of common stock under the Securities Act of 1933.

JENNISON GLOBAL GROWTH FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

August 7, 2006

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby all of the assets of Jennison Global Growth Fund (the Global Growth Fund) would be acquired by Dryden International Equity Fund (International Equity Fund, and together with the Global Growth Fund, the Funds), and the International Equity Fund would assume all of the liabilities of the Global Growth Fund (the Reorganization). Each Fund is a series of the Prudential World Fund, Inc. (the Company). The Company is a Maryland corporation. The shareholder meeting (the Meeting) is scheduled for Friday, October 6, 2006 at 12:00 p.m. Eastern time.

This package contains important information about the proposal and includes materials you will need in order to vote. The Board of Directors of the Company has reviewed and approved the proposal and recommended that the proposal be presented to shareholders of the Global Growth Fund for their consideration. Although the directors have determined that the proposal is in the best interests of the Global Growth Fund's shareholders, the final decision is up to you.

If approved, combining the Funds would give you the opportunity to participate in a fund with an identical primary investment objective and similar investment policies, and will allow you to enjoy a larger asset base over which expenses may be spread. The Global Growth Fund, however, has a secondary objective of seeking income, while the International Equity Fund does not have a secondary objective. In addition, Global Growth Fund shareholders are expected to realize a reduction in both the net and gross annual operating expenses borne by shareholders. The accompanying joint proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help the Company avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the International Equity Fund.

If you have any questions before you vote, please call MIS, an ADP Company at [1-888-684-2435] toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Judy A. Rice
President

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JENNISON GLOBAL GROWTH FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Jennison Global Growth Fund (the Global Growth Fund), a series of the Prudential World Fund, Inc. (the Company), a Maryland corporation will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Friday, October 6, 2006, at 12:00 p.m. Eastern time, for the following purposes:

1.  For shareholders of the Global Growth Fund to approve or disapprove a Plan of Reorganization under which the Global Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Dryden International Equity Fund (International Equity Fund, and together with the Global Growth Fund, the Funds), which also is a series of the Company. In connection with this proposed transfer, each whole and fractional share of each class of the Global Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of the International Equity Fund (except that Class B shares of the Global Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the Class B1 shares of the International Equity Fund) and outstanding shares of the Global Growth Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Directors of Company, on behalf of the Global Growth Fund, has fixed the close of business on July 14, 2006 as the record date for the determination of the shareholders of the Global Growth Fund, entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: August 7, 2006

A proxy card is enclosed along with this combined joint Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of the Company recommends that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROXY STATEMENT
for
JENNISON GLOBAL GROWTH FUND, A SERIES OF
PRUDENTIAL WORLD FUND, INC.
and
PROSPECTUS
for
DRYDEN INTERNATIONAL EQUITY FUND, A SERIES OF
PRUDENTIAL WORLD FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated August 7, 2006

Acquisition of the Assets of the Jennison Global Growth Fund

By and in exchange for shares of the Dryden International Equity Fund

This combined joint Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of Jennison Global Growth Fund (the Global Growth Fund), a series of the Prudential World Fund, Inc. (the Company), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at a special meeting of shareholders of Global Growth Fund and at any adjournments or postponements thereof (the Meeting).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Friday, October 6, 2006 at 12:00 p.m. Eastern time. This Prospectus/Proxy Statement will first be sent to shareholders on or about August 11, 2006.

The purpose of the Meeting is for shareholders of the Global Growth Fund to vote on a Plan of Reorganization (the Plan) under which Jennison Global Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Dryden International Equity Fund (the International Equity Fund, and together with the Global Growth Fund, the Funds), another series of the Company, in exchange for shares of International Equity Fund, which will be distributed to shareholders of the Global Growth Fund, and the subsequent cancellation of shares of the Global Growth Fund and its liquidation.

If the Plan is approved by shareholders of Global Growth Fund, each whole and fractional share of each class of the Global Growth Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of International Equity Fund (except that the Class B shares of the Global Growth Fund will be exchanged for Class B1 shares of the International Equity Fund) subsequent to the Meeting or any adjournment thereof, the Global Growth Fund will be liquidated and the International Equity Fund will be the surviving fund.

The primary investment objective of the Funds is long-term growth of capital. The Global Growth Fund, however, has a secondary objective of seeking income, while the International Equity Fund does not have a secondary objective. The investment policies of the Funds are similar. Each Fund invests primarily in equity-related securities, although the category of equity-related securities is different. The Global Growth Fund primarily invests in equity-related securities of medium-size and large U.S. and foreign (non-U.S. based) companies, while the International Equity Fund primarily invests in equity-related securities of foreign companies. If the shareholders of Global Growth Fund approve the Plan, such shareholders will become shareholders of International Equity Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of the International Equity Fund that you should know before voting. You should retain it for future reference. Additional information about the International Equity Fund and each proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for the Company, dated December 30, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (SAI) for the Company, dated December 30, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated August 7, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  The Company's Annual Report to Shareholders for the fiscal year ended October 31, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  The Company's Semi-Annual Report for the period ended April 30, 2006, which is enclosed and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Company at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for the Reorganization (attached as Exhibit A), the Prospectus for the Company (enclosed as Exhibit B), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Global Growth Fund and the International Equity Fund into a single mutual fund. The Funds are each a series of the Company. The Company is an open-end investment company that is organized as a Maryland corporation.

If shareholders of the Global Growth Fund vote to approve the Plan, the assets of the Global Growth Fund will be transferred to, and all of the liabilities of the Global Growth Fund will be assumed by, the International Equity Fund in exchange for an equal value of shares of the International Equity Fund. Shareholders of the Global Growth Fund will have their shares exchanged for shares of International Equity Fund of equal dollar value based upon the value of the shares at the time the Global Growth Fund's assets are transferred to the International Equity Fund (collectively, the Reorganization). After the transfer of assets and exchange of shares has been completed, the Global Growth Fund will be liquidated and dissolved. If you approve the Plan, you will cease to be a shareholder of the Global Growth Fund and will become a shareholder of International Equity Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Directors of the Company has determined that the proposed reorganization of the Global Growth Fund is in the best interests of the shareholders of the Global Growth Fund and the International Equity Fund, and has also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Plan.

The Board of Directors of the Company, on behalf of the Global Growth Fund and the International Equity Fund, have approved the Plan and unanimously recommend that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the Global Growth Fund at the close of business on July 14, 2006 (the Record Date) will be entitled to notice of and to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Global Growth Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of the applicable Fund outstanding and entitled to vote thereon voted in favor of the Plan.

For the purposes of this vote, a 1940 Act majority means that approval of a Plan requires the vote of the lesser of (i) 67% or more of the voting shares of a Fund represented at a meeting at which more than 50% of the outstanding voting shares of a Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of a Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at a Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the International Equity Fund, you should read the Prospectus (enclosed as Exhibit B) and SAI of the Company, relating to the International Equity Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The primary investment objective of each Fund is long-term growth of capital. The Global Growth Fund, however, has a secondary objective of income, while the International Equity Fund does not have a secondary objective. The investment policies of the Funds are similar. Each Fund's investment objective(s) are fundamental policies that cannot be changed by the Board of Directors without shareholder approval. There can be no assurance that the Funds will achieve their investment objectives.

Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser as follows:

•  Global Growth Fund normally invests primarily in equity-related securities of U.S. and foreign companies. For this purpose, a company is considered to be a foreign company if it satisfies at least one of the following criteria:

•  its securities are traded principally on stock exchanges in one or more foreign countries;

•  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

•  it maintains 50% or more of its assets in one or more foreign countries;

•  it is organized under the laws of a foreign country; or

•  its principal executive office is located in a foreign country.

While the Global Growth Fund may invest in companies of any size, the Global Growth Fund has invested primarily in medium-size and large companies, which means companies with a market capitalization of $1 billion or more (market capitalization is the price per share times the number of outstanding shares) at the time of purchase.

•  International Equity Fund normally invests at least 80% of the Fund's investable assets (net assets plus borrowings) in common stock and preferred stock of foreign companies. The determination of whether a company of a foreign company is subject to the same criteria listed above for the Global Growth Fund. The Fund will provide 60 days' prior written notice to shareholders of a change in this non-fundamental policy. The Fund also may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

Each Fund emphasizes a different investment style. The Global Growth Fund utilizes a growth investment style. The Global Growth Fund's subadviser primarily looks for stocks that it believes are undervalued and/or will grow faster, and earn better profits, than other companies. The subadviser also looks for companies with strong competitive advantages, effective research and product development, strong management or financial strength. Generally, the subadviser considers selling a security when the security no longer displays conditions for growth, is no longer undervalued or falls short of expectations. The International Equity Fund utilizes a core equity investment style. The subadviser manages a portfolio that includes both growth and value stocks and seeks to outperform the general international equity market. Under the subadviser's core equity style of investing, selection of securities for the International Equity Fund's portfolio will utilize a combination of active stock selection and risk management based on a number of different factors and criteria, including growth potential, valuation, liquidity and investment risk.

The Funds also differ as to where each may geographically invest. The Global Growth Fund attempts to have investments in at least four developed countries, including the U.S., however, the International Equity Fund may purchase securities traded in stock markets and invest in countries around the world, including countries in the Pacific Basin (like Japan and Australia), Western Europe (like the United Kingdom and Germany) and North America (like the U.S. and Canada). The International Equity Fund may invest a large portion of its assets in a single country or region of the world and therefore, the International Equity Fund's investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.

The Funds are each a series of the Company which is a diversified management investment company. See "Comparision of Other Policies – Diversification" and "Investment Restrictions" below.

The Funds typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

After the Reorganization is completed, it is expected that the combined, surviving fund will be managed according to the investment objective and policies of International Equity Fund.

Comparison of Other Policies

Diversification

The Funds are "diversified" investment companies under the 1940 Act. As diversified investment companies, with respect to 75% of their assets, the Funds cannot invest more than 5% of their assets in the securities of any one issuer or cannot hold more than 10% of the outstanding voting securities of such issuer.

Money Market Instruments, Bonds and Other Fixed Income Obligations

The Global Growth Fund may invest up to 35% of its total assets in investment grade bonds, while the International Equity Fund only may invest up to 20% of its investable assets in investment grade bonds.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market conditions, they may invest up to 100% of their respective assets in investments such as money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Derivative Instruments

Each Fund may invest in various derivative instruments. Generally, with derivatives, the relevant subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. When using certain derivative strategies, each Fund may need to segregate cash or other liquid assets. The International Equity Fund may invest up to 20% of its investable assets in such derivatives, although the Fund usually invests less than 10% of its total assets in such derivative strategies. The Global Growth Fund has different percentage limits on the various types of derivative instruments. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Illiquid Securities

The Funds may invest up to 15% of their respective net assets in illiquid securities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be considered illiquid.

Borrowing and Pledging Assets

The Global Growth Fund may borrow an amount equal to no more than 20%, and the International Equity Fund 33 1/3%, of the value of its respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% and 33 1/3%, respectively, of the value of their total assets to secure such borrowings. A Fund will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Fund's shares and in the yield of the Fund. Neither Fund intends to borrow more than 5% of its total assets for investment purposes, although Global Growth Fund and the International Value Fund may borrow up to 20% and 33 1/3%, respectively, of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% of the value of such Fund's assets and the loans are callable at any time by the Fund.

Emerging Markets

Each Fund may invest in emerging market securities. Up to 65% of the Global Growth Fund's total assets may be invested in one country on a temporary basis. Up to 30% of the International Equity Fund's total assets may be invested in emerging markets securities.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; and (vi) make loans (except for certain securities lending transactions).

Each Fund also has adopted a fundamental policy that it may not purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this investment restriction, the Funds rely on Standard & Poor's Global Industry Classification Standard, in determining industry classification. The Funds' reliance on this classification system is not a fundamental policy of the Funds and, therefore, can be changed without shareholder approval.

In addition, the Funds have adopted fundamental investment restrictions to diversify their respective investments. Accordingly, the Funds are diversified funds under the 1940 Act. This means that they may not, with respect to 75% of the value of their respective total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies) if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund.

Although not fundamental, the Funds have the following investment restrictions.

Each Fund may not:

(1) Make investments for the purpose of exercising control or management.

(2) Invest in securities of other investment companies, except that (a) subject to certain restrictions, the Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions and (b) pursuant to a Commission exemptive order, the Funds may invest up to 25% of its net assets in shares of an affiliated mutual fund, subject to the 1940 Act Laws, Interpretations and Exemptions.

Notwithstanding anything to the contrary, the Funds may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12 (d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Allocation Funds (which are series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997, 811-7343) may invest.

In addition, Global Growth Fund may not purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. The Funds invest in securities according to specific investment policies and objectives and, as a result, the investments are limited to a comparatively narrow segment of the economy. The Funds invest primarily in equity or equity-related securities. As with any mutual fund investing primarily in equity securities, the value of securities held by a fund may decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities market generally. These declines may be substantial. In addition, changes in economic or political conditions, both domestic and international, may result in a decline in value of a fund's investments.

The Global Growth Fund invests predominantly in equity-related securities of U.S. and foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

•  its securities are traded principally on stock exchanges in one or more foreign countries;

•  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

•  it maintains 50% or more of its assets in one or more foreign countries;

•  it is organized under the laws of a foreign country; or

•  its principal executive office is located in a foreign country.

While the Global Growth Fund may invest in companies of any size, the Global Growth Fund has invested primarily in medium-size and large companies, which means companies with a market capitalization of $1 billion or more (market capitalization is the price per share times the number of outstanding shares) at the time of purchase. In selecting securities for the Global Growth Fund, the subadviser uses a bottom-up approach based on a company's growth potential, and focuses the Fund's portfolio on companies that the subadviser believes has one or more of the following characteristics:

•  prospects for above-average earnings growth per share;

•  high return on invested capital;

•  healthy balance sheets;

•  sound financial and accounting policies and overall financial strength;

•  strong competitive advantages;

•  effective research and product development and marketing;

•  efficient service;

•  pricing flexibility;

•  strength of management; and

•  general operating characteristics that will allow the companies to compete successfully in their marketplace.

Generally, the subadviser considers selling a security when it believes the security no longer displays the conditions for growth, is no longer undervalued or falls short of expectations.

The International Equity Fund invests its assets predominantly in common stock and preferred stock of foreign companies. The determination of whether a company is a foreign company is subject to the same criteria listed above for the Global Growth Fund. The International Equity Fund also may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal types of equity-related securities in which the International Equity Fund invests are common stock and preferred stock. In addition to common stock and preferred stock, the International Equity Fund may invest in other equity-related securities that include, but are not limited to, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible into or exchangeable for common or preferred stock and master limited partnerships. The Fund may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. Certain ADR programs are established without the participation of the foreign issuer and, as a result, there may be less information available about the foreign issuer. The Fund considers ADRs to be equity-related securities.

Foreign Securities. Investing in foreign securities subjects the Funds to additional risks. Foreign markets, economies and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses.

These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information.

Emerging Markets. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the Funds. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors particularly with concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed. Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

Fixed-Income Obligations. To the extent the Funds invest in fixed-income obligations, the investments are subject to the credit risk of the issuer, market risk with respect to the value of the investment and interest rate risk.

Derivatives. The Funds may use investment strategies, such as derivative investing, that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Due to the substantial similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Form of Organization

The Global Growth Fund and the International Equity are each a series of the Company, which is an open-end management investment company, organized as a Maryland corporation. The Company is authorized to issue 1.5 billion shares of capital stock, par value $0.01 per share, which is currently divided into three series. Each series is divided into four classes, Class A, Class B, Class C and Class Z.

If the Reorganization is approved, the International Equity Fund will authorize and issue one additional class of shares to be designated "Class B1" that will have distribution fees equivalent to the Class B of the Global Growth Fund.

The rights and terms of Class B shares of the International Equity Fund and the Class B1 shares to be offered by the International Equity Fund are almost identical, so for ease of reference the Company sometimes provides combined capitalization, financial and other information for the "Class B" and the "Class B1" and herein refers to all such shares as "Class B," unless noted otherwise. The principal differences between the classes is that the Class B shares of the International Equity Fund have a higher 12b-1 fee than the Class B1 shares and that shareholders of Class B shares other funds in the mutual fund complex may exchange into the Class B shares of the International Equity Fund, while such shareholders may not exchange into the Class B1 shares (although the shareholders of the Class B1 shares may exchange into another fund's in the mutual fund complex Class B shares).

Management of the Funds

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serves as manager (the Investment Manager) pursuant to a separate investment management agreement with the Company on behalf of the Global Growth Fund (the Global Growth Management Agreement), and the International Equity Fund (the International Equity Management Agreement, and together with the Global Growth Management Agreement, the Management Agreements).

Under the Management Agreements, PI (as manager) manages the Funds' investment operations and administers its business affairs. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for these Funds. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Funds' subadviser. As of March 31, 2006, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $98.9 billion.

PI and the Funds operate under an exemptive order (the Order) from the Securities and Exchange Commission (SEC or the Commission) that generally permits PI to enter into or amend agreements with subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Funds still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Funds will notify shareholders of any new subadviser or material amendments to subadvisory agreements pursuant to the Order.

PI has currently engaged the following subadvisers to manage the investments of the Funds in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by PI. Each subadviser is responsible, subject to the supervision and control of PI for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

Jennison Associates LLC (Jennison), 466 Lexington Avenue, New York, NY 10017, is the investment subadviser to the Global Growth Fund since March 28, 2001. As of March 31, 2006, Jennison had managed in excess of $75 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

Daniel J. Duane, CFA, is the portfolio manager for the Global Growth Fund. Mr. Duane has final authority over all aspects of the Funds' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Daniel J. Duane is a Managing Director of Jennison, which he joined in October 2000. Prior to joining Jennison, he was a Managing Director within Prudential's Public Equity Unit. Previously, Mr. Duane was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tubingen in Germany. He has managed or co-managed the Global Growth Fund since 1991.

The portfolio manager for the Global Growth Fund is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio manager in all activities. Members of the team may change from time to time.

Quantitative Management Associates LLC (QMA) is the subadviser to the International Equity Fund. QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of March 31, 2006, QMA had approximately $55 billion in assets under management (including approximately $6 billion in assets for which QMA, as balanced manager, allocates to affiliated and unaffiliated managers). The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. PI has responsibility for all investment advisory services, supervises QMA and pays QMA for its services.

The members of QMA's portfolio management team with primary responsibility for managing the International Equity Fund are listed below.

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. Maggie is responsible for portfolio management and investment strategy for the International Equity Fund. She is portfolio manager for QMA's enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

John Van Belle, PhD is a Managing Director of QMA. John is responsible for portfolio management and investment strategy for the International Equity Fund. He manages QMA's global balanced portfolios, domestic balanced funds, and equity portfolios for foreign-based full-service clients. Prior to joining QMA's predecessor in 1983, John was a vice president in Currency Management Consulting Groups at both Bankers Trust and Citibank. He began his career in the research department at the Federal Reserve Bank of New York. Before that he taught Economics and Finance at the University of Virginia and Rutgers Graduate School of Management. He has published numerous articles in the fields of Economics and Finance. John earned a BS in Economics from St. Joseph's College and holds a PhD in Economics from the University of Virginia.

Ted Lockwood is a Managing Director of QMA. Ted is responsible for portfolio management and investment research for the International Equity Fund. Ted is responsible for managing portfolios, investment research, and new product development for QMA. Ted joined QMA's predecessor in 1988. Previously, Ted was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Peter Xu, PhD is a Managing Director of QMA. Peter is responsible for portfolio management and investment research for the International Equity Fund. He conducts equity market research, the results of which are used in QMA's stock selection process for all quantitative core equity portfolios. He has published articles in various journals, including The Financial Analysts Journal, The Journal of Portfolio Management, Review of Quantitative Finance and Accounting, and Review of Pacific Basin Financial Markets and Policies. Prior to joining QMA's predecessor in 1997, Peter taught in the business school at the University of Houston. He earned a BS in Nuclear Physics from Fudan University in Shanghai, an MA in Economics from Rice University, and a PhD in Finance from the University of Houston.

Betty Sit Tong is an Investment Associate for QMA. Betty is responsible for portfolio management and trading for the International Equity Fund. She co-manages certain QMA global index portfolios. She is also responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments. Prior to joining QMA's predecessor in 1994, Betty was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981. Betty earned a BA in Psychology from Princeton University.

Subsequent to the consummation of the Reorganization, QMA will continue to serve as the subadviser for International Equity Fund, the surviving fund, although the portfolio managers for the International Equity Fund could change at any time prior to and after the consummation of the Reorganizations. If the Investment Manager determines that such portfolio manager change is not in the best interests of the Fund and its shareholders, then pursuant to the Order, QMA may be replaced without prior shareholder approval, subject to Board approval. If such change occurs prior to the Meeting, you will be notified and you may change your vote for the proposal as described herein under "Voting Information – Revocation of Proxies."

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by Portfolio Manager

The table below identifies, for the portfolio manager referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed		Other Accounts Managed	Assets of Other Accounts Managed
Daniel J. Duane	2	$32,162,000	2	$458,862,000		1	$763,459,000
John Van Belle**	3	793,148,926	9	1,765,796,191	*	7	1,903,098,447	*
						1	185,682,593
Margaret S. Stumpp**	11	4,126,961,718	8	3,827,306,704	*	17	4,987,475,601	*
						4	1,844,984,765
Ted Lockwood**	6	904,042,680	None	None		10	2,789,562,953	*
Peter Xu**	3	1,159,145,183	None	None		None	None
Betty Tong**	1	472,269,799	None	None		None	None

*  "Other Pooled Investment Accounts" includes commingled insurance company separate accounts, commingled trust funds and non-U.S. mutual funds. "Other Accounts" includes single client accounts and managed accounts. Managed accounts are counted as one account per managed account platform and the asset allocation program is counted as one account.

**  Certain of the accounts listed in the chart above are managed by one or more of the named portfolio managers. These accounts are included in the account and asset totals for each of the applicable portfolio managers.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Global Growth Fund	JENNISON:

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

The portfolio managers' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for Daniel J. Duane, portfolio manager to the Global Growth Fund:

• One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Morgan Stanley Capital International (MSCI) World Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

• Historical and long-term business potential of the product strategies;

• Qualitative factors such as teamwork and responsiveness; and

• Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Global Growth Fund (concluded)	Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

International Equity Fund	QMA:

Compensation

Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

Each investment professional's incentive compensation payment including the annual cash bonus and long-term incentive grant is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
International Equity Fund (continued)	portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Potential Conflicts of Interest

QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts, and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the execution of purchases or sales, where possible, is allocated equitably among the various accounts (including the Fund).

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
International Equity Fund (continued)	QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may be different from the price of the securities purchased or sold for the Fund. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
International Equity Fund (concluded)	Portfolio managers may advise Affiliated Accounts. In addition, the value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of Funds' securities by that portfolio manager.

Fund	Portfolio Manager(s)	Ownership of Securities
Global Growth Fund	Daniel J. Duane	$100,001-$500,000

International Equity Fund	John Van Belle Margaret S. Stumpp Ted Lockwood Peter Xu Betty Tong	None None $100,001-$500,000 None $10,001-$50,000

Investment Management Fees

Pursuant to the Management Agreements, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. PI, as manager of the Funds, pays each subadviser a portion of its fee for the performance of the subadvisory services at no additional cost to the Funds.

Under the Global Growth Management Agreement, the Global Growth Fund is obligated to pay PI an annual investment management fee equal to 0.75 of 1% to $1 billion and .70 of 1% over $1 billion of Global Growth Fund's average daily net assets; and under the International Equity Fund Management Agreement, the International Equity Fund is obligated to pay PI an annual investment management fee equal to 0.85 of 1% of the Fund's average daily net assets up to and including $300 million, 0.75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the average daily assets over $1.5 billion. For the fiscal year ended October 31, 2005, the Global Growth Fund and the International Equity Fund, respectively, paid management fees of 0.75% and 0.85% of the average daily net assets of each Fund to PI. As a result, if the Plan is approved, the shareholders of the Global Growth Fund will pay investment management fees at a higher rate. During its fiscal year ended October 31, 2005, the Global Growth Fund paid $3,050,219 in investment management fees to PI and the International Equity Fund paid $1,199,342 to PI. During the period ended April 30, 2006, the Global Growth Fund paid $3,051,437 in investment management fees to PI and the International Equity Fund paid $2,063,357 to PI.

PI pays the respective subadviser a portion of the investment management fee that PI receives from the Funds. PI pays such subadvisory fees without any additional expense to the Funds. With respect to the Global Growth Fund, PI pays Jennison .375% of the Fund's average daily net assets. With respect to the International Equity Fund, PI pays QMA an annual rate equal to .425% of the average daily net assets of the International Equity Fund up to and including $300 million, .375% of the average daily net assets of the Fund in excess of $300 million and up to and including $1.5 billion, and .35% of the Fund's average daily net assets over $1.5 billion.

Distribution Plan

Prudential Investment Management Services LLC (PIMS or the Distributor) serves as the principal underwriter and distributor for the Funds. The Company adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of each Fund's shares (other than Class Z shares) to compensate the Distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay the Distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A (1)	0.25% of the Fund's average daily net assets attributable to Class A shares

Class B (International Equity) (2)	1.00% of the Fund's average daily net assets attributable to Class B shares

Class B (Global Growth) (2)	0.75% of the Fund's average daily net assets attributable to Class B shares

Class B1 (2)	0.75% of the Fund's average daily net assets attributable to Class B1 shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class Z (3)	None

(1)  The Distributor has contractually agreed until February 28, 2007 to reduce its distribution and service (12b-1) fees for Class A shares of the Funds to 0.25% of each Fund's average daily net assets of the Class A shares. Without such contractual fee waiver the 12b-1 fees for the Fund's Class A shares would be 0.30%.

(2)  As depicted in the table, the Class B shares of each Fund have different 12b-1 fees. The proposed Class B1 shares of International Equity Fund has the same 12b-1 fee as the Class B shares of the Global Growth Fund. Pending approval of the Reorganization by shareholders, the International Equity Fund will offer Class B1 shares to accommodate the Global Growth Fund's Class B1 shareholders.

(3)  Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of the Global Growth Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of International Equity Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers), does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each

Fund. The NAVs of Class B and Class C of each Fund's shares will generally be lower than the NAV of Class A and Class Z shares of each Fund as a result of the larger distribution-related fee to which Class B and Class C are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the calendar month on its website within approximately 30 days after the end of the calendar month. Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and on Form N-Q. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the Investment Manager, Subadviser, Distributor or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by The Bank of New York (the Custodian Bank).

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG, LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  The trades for each Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board of the Company has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. None of the Funds or International Equity Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for the Funds are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class A shares that are sold within 12 months of their purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%, however, the CDSC is waived for purchases of certain retirement or benefit plans. Class B shares of each Fund are sold at NAV per share without an initial sales charge. Class B1 shares of the International Equity Fund are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class B1 shares are sold at the NAV per share without an initial sales charge. However, if Class B or Class B1 shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the Company's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Company, at NAV per share at the time of exchange without a sales charge (except that Class B1 shares of the International Equity Fund may be exchanged for Class B shares of other funds in the mutual fund complex). If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class B to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other fund without a sales charge. If you exchange such shares for shares of another Fund or if you receive International Equity Fund shares in exchange for Global Growth Fund pursuant to the Plan, any applicable CDSC and the date for automatic conversion of Class B shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

FEES AND EXPENSES

The following tables describes the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the projected unaudited pro forma fees and expenses of the International Equity Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in International Equity Fund after the Reorganization for purposes of determining any applicable CDSCs.

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)	1.00%[2]	1.00%[2]	1.00%[2]
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Reorganization
Management Fees[6]	0.75%	0.85%	0.79%
+ Distribution (12b-1) Fees[4]	0.30%	0.30%	0.30%
+ Other Expenses	0.43%	0.33%	0.36%
= Total annual fund operating expenses	1.48%	1.48%	1.45%
– Fee waiver and/or expense reimbursement	(0.05)%[4]	(0.05)%[3,4]	(0.05)%[3,4]
= Net annual fund operating expenses	1.43%[4]	1.43%	1.40%

Class B Shares (International Equity Fund only) (for the twelve months ended April 30, 2006)

*Class B shareholders of the Global Growth Fund will receive Class B1 shares of the International Equity Fund upon the closing of the Reorganization. Therefore, annual and operating expenses and the pro forma expenses after the Reorganization for the Class B shareholders of the Global Growth Fund are provided below with the pro forma expenses for the Class B1 shares.

Shareholder Fees (fees paid directly from your investment)1

	Global Growth Fund*	International Equity Fund	Pro Forma International Equity Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)	N/A	5.00%[5]	5.00%[5]
Redemption Fee	N/A	None	None
Exchange Fee	N/A	None	None
Small balance account fee[7] beginning on or about November 17, 2006	N/A	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Global Growth Fund*	International Equity Fund	Pro Forma International Equity Fund After Reorganization
Management Fees[6]	N/A	0.85%	0.79%
+ Distribution (12b-1) Fees	N/A	1.00%	1.00%
+ Other Expenses	N/A	0.33%	0.36%
= Total annual fund operating expenses	N/A	2.18%	2.15%
– Fee waiver and/or expense reimbursement	N/A	— [3]	— [3]
= Net annual fund operating expenses	N/A	2.18%	2.15%

Class B1 Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Global Growth Fund (Class B)	International Equity Fund	Pro Forma International Equity Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	5.00%[5]	5.00%[5]	5.00%[5]
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Global Growth Fund (Class B)	International Equity Fund	Pro Forma International Equity Fund After Reorganization
Management Fees[6]	0.75%	N/A	0.79%
+ Distribution (12b-1) Fees	0.75%	N/A	0.75%
+ Other Expenses	0.43%	N/A	0.36%
= Total annual fund operating expenses	1.93%	N/A	1.90%
– Fee waiver and/or expense reimbursement	—	N/A	— [3]
= Net annual fund operating expenses	1.93%	N/A	1.90%

Class C Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	1.00%[5]	1.00%[5]	1.00%[5]
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Reorganization
Management Fees[6]	0.75%	0.85%	0.79%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.43%	0.33%	0.36%
= Total annual fund operating expenses	2.18%	2.18%	2.15%
– Fee waiver and/or expense reimbursement	—	—%[3]	—%[3]
= Net annual fund operating expenses	2.18%	2.18%	2.15%

Class Z Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee[7] beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Global Growth Fund	International Equity Fund	Pro Forma International Equity Fund After Reorganization
Management Fees[6]	0.75%	0.85%	0.79%
+ Distribution and Service (12b-1) Fees	None	None	None
+ Other Expenses	0.43%	0.33%	0.36%
= Total annual fund operating expenses	1.18%	1.18%	1.15%
– Fee waiver and/or expense reimbursement	—	—%[3]	—%[3]
= Net annual fund operating expenses	1.18%	1.18%	1.15%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans).

3  PI has contractually agreed until February 28, 2007 to reimburse and/or waive fees so that the International Equity Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution and service (12b-1) fees and extraordinary expenses does not exceed 1.25% of the Fund's average daily net assets. No fee waiver or expense reimbursement is shown for the Class B, Class B1, Class C and Class Z shares because the Fund is currently operating below the expense cap.

4  The Funds' Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of the Class A shares of the Funds through February 28, 2007.

5   The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. No CDSC is charged after these periods.

6  The management fee rate shown is based on a Fund's net assets as of the close of the Fund's fiscal year ending October 31, 2005. Each Fund's management fee schedule includes fee breakpoints which reduce a Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Global Growth Fund's contractual management fee is .75 of 1% of the average net assets of the Fund up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The International Equity Fund's contractual management fee is .85 of 1% of the average daily net assets of the Fund up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the average daily net assets over $1.5 billion.

7  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small account fee will not be charged on: (i) accounts during the first six months from the inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan (AIP) accounts or employee savings plan accounts.

These examples are intended to help you compare the cost of investing in each Fund before the reorganization with the cost of investing in the International Equity Fund after consummation of the Plan. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect, which are reflected in the one year period. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects such conversions.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$688	$988	$1,309	$2,217
International Equity Fund	688	988	1,309	2,217
International Equity Fund (Pro forma for the Reorganization)	685	979	1,294	2,186

Class B Shares (International Equity Fund only)

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund*	N/A	N/A	N/A	N/A
International Equity Fund	$721	$982	$1,269	$2,159
International Equity Fund (Pro forma for the Reorganization)	718	973	1,254	2,222

*  Class B shareholders of the Global Growth Fund will receive Class B1 shares of the International Equity Fund upon closing of the Reorganization. Therefore, the expenses for the Class B shares of the Global Growth Fund are provided below with the expenses for the Class B1 shares.

Class B1 Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund (Class B)	$696	$906	$1,142	$2,083
International Equity Fund	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma projected after the Reorganization)	693	897	1,126	2,051

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$321	$682	$1,169	$2,513
International Equity Fund	321	682	1,169	2,513
International Equity Fund (Pro forma for the Reorganization)	318	673	1,154	2,483

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$120	$375	$649	$1,432
International Equity Fund	120	375	649	1,432
International Equity Fund (Pro forma for the Reorganization)	117	365	633	1,398

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$688	$988	$1,309	$2,217
International Equity Fund	688	988	1,309	2,217
International Equity Fund (Pro forma for the Reorganization)	685	979	1,294	2,186

Class B Shares (International Equity Fund only)

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund*	N/A	N/A	N/A	N/A
International Equity Fund	$221	$682	$1,169	$2,159
International Equity Fund (Pro forma for the Reorganization)	218	673	1,154	2,222

*  Class B shareholders of the Global Growth Fund will receive Class B1 shares of the International Equity Fund upon closing of the Reorganization. Therefore, the expenses for the Class B shares of the Global Growth Fund are provided below with the expenses for the Class B1 shares.

Class B1 Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund (Class B)	$196	$606	$1,042	$2,083
International Equity Fund	N/A	N/A	N/A	N/A
International Equity Fund (Pro forma projected after the Reorganization)	193	597	1,026	2,051

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$221	$682	$1,169	$2,513
International Equity Fund	221	682	1,169	2,513
International Equity Fund (Pro forma for the Reorganization)	218	673	1,154	2,483

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
Global Growth Fund	$120	$375	$649	$1,432
International Equity Fund	120	375	649	1,432
International Equity Fund (Pro forma for the Reorganization)	117	365	633	1,398

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Fund's Class B shares for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class B shares of the Funds.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a fund will achieve similar results in the future.

No information is provided for the Class B1 shares of International Equity because such share class is new and no performance information is available for a new share class.

Global Growth Fund

Annual Total Returns* (Class B Shares)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER: 30.90% (4th quarter of 1999) WORST QUARTER: –21.92% (3rd quarter of 2001)

Average Annual Total Returns1 (as of 12/31/05)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Return Before Taxes
Class A shares	10.07%	(0.23)%	6.29%	6.78% (since 1-22-90)
Class C shares	14.55%	0.18%	6.12%	6.07% (since 8-1-94)
Class Z shares	16.73%	1.15%	N/A	6.79% (since 3-1-96)
Class B Shares
Return Before Taxes	10.84%	0.14%	6.22%	9.69% (since 5-15-84)
Return After Taxes on Distributions[2]	10.84%	0.14%	5.02%	8.54%
Return After Taxes on Distributions and Sale of Series Shares[2,5]	7.04%	0.12%	4.96%	8.46%
Index (reflects no deduction for fees, expenses or taxes)
MSCI World Index[3]	9.49%	2.18%	7.04%[3]
Lipper Global Funds Average[4]	10.19%	(0.89)%	6.47%[4]

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of performance that reflects the stock price movement in securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. MSCI World Index returns since the inception of each class are 7.13% for Class A, 11.46% for Class B, 7.86% for Class C and 6.90% for Class Z shares. Source: Lipper, Inc.

4  The Lipper Global Funds Average is based on the average return of all mutual funds in the Lipper Global Large-Cap Growth Funds category and does not include the effect of any sales charges or operating expenses of a mutual fund or taxes. Again, these returns would be lower if they included the effect of sales charges and operating expenses and taxes. Lipper returns since the inception of each class are 7.07% for Class A, 9.84% for Class B, 6.93% for Class C and 6.11% for Class Z shares. Source: Lipper, Inc.

5  The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

International Equity Fund

Annual Total Returns* (Class B Shares)

*  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. In reviewing these returns, investors should note that prior to December 8, 2003, the Fund was subadvised by Jennison Associates LLC utilizing a growth style of investing.

BEST QUARTER: 20.78% (2nd quarter of 2003) WORST QUARTER: –24.41% (3rd quarter of 2001)

Average Annual Returns1 (as of 12/31/05)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (3-1-00)
Return Before Taxes
Class A shares	6.94%	(0.85)%	(6.18)%
Class C shares	11.28%	(0.48)%	(6.00)%
Class Z shares	13.44%	0.50%	(5.07)%
Class B Shares
Return Before Taxes	7.28%	(0.68)%	(6.16)%
Return After Taxes on Distributions[2]	7.28%	(0.69)%	(6.17)%
Return After Taxes on Distributions and Sales of Series Shares[2,5]	4.73%	(0.58)%	(5.10)%
Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index[3]	13.54%	4.55%	[3]
Lipper Average[4]	15.27%	2.46%	[4]

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower. In reviewing these returns, investors should note that prior to December 8, 2003, the Fund was subadvised by Jennison Associates LLC utilizing a growth style of investing.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. MSCI EAFE® Index return since the inception of each class is 1.89%. Source: Lipper, Inc.

4  The Lipper Average is based on the average return of all mutual funds in the Lipper International Multi-Cap Growth Funds category and does not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. Lipper return since the inception of each class is –2.88%. Source: Lipper, Inc.

5  The "Return After Taxes on Distributions and Sale of Series Shares"may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The Board of Directors of the Company, including all of the directors who are not "interested persons" of the Company (the "Independent Directors"), have unanimously determined that the Reorganization would be in the best interests of the shareholders of the Global Growth Fund, and that the interests of the shareholders of the Global Growth Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on June 8, 2006, the Investment Manager advised the directors that, as of March 31, 2006, the Global Growth Fund had net assets of approximately $427 million, while the International Equity Fund had assets of approximately $329 million at that date. Although the International Equity Fund is smaller than the Global Growth Fund, the Board of the Global Growth Fund determined that the International Equity Fund's international strategy, as opposed to the Global Growth Fund's global strategy which includes a greater amount of U.S. securities, is more likely to attract and maintain an economically viable asset level after the Reorganization. Accordingly, by merging the Funds shareholders would enjoy a greater asset base over which fund expenses may be spread.

In addition, the Investment Manager advised the directors that although the Global Growth Fund had a lower net and gross expense ratio than the International Equity Fund based on average net assets for the fiscal year ended October 31, 2005, the International Equity Fund had lower net and gross expense ratios as of October 31, 2005 based on net assets as of October 31, 2005. As of February 15, 2005, the Investment Manager contractually agreed (until February 28, 2007) to cap the International Equity Fund's expenses so that net expenses do not exceed 1.25% (exclusive of 12b-1 and certain other fees of the Fund's average net assets). As a result of the cap being implemented during the a few months after its fiscal year end, the International Equity Fund's fiscal year end of October 31, 2005, net total expenses for this Fund reflect several months of operations without cap (November 1, 2004 to February 14, 2005). More recent expense estimates for the International Equity Fund indicate that it is currently operating below the expense cap. Further, pro forma expenses using October 31, 2005 net assets (point in time, as opposed to average net assets) are estimated at 1.16% (operating below the expense cap). As such, the Reorganization should actually result in a net and gross expense decrease for Global Growth shareholders. The directors considered the Investment Manager's advice that if the Plan is approved, shareholders of the Global Growth Fund should realize an immediate reduction in the gross annual operating expenses paid on their investment for all share classes although there can be no assurance that operational savings will be realized. The Manager noted that since the International Equity Fund's Class B shares have a higher 12b-1 fee (1.00%) than the Global Growth Fund's Class B shares (.75%) the International Equity Fund would create Class B1 shares that have the same 12b-1 fees as the Global Growth Fund's Class B shares and that the

Global Growth Fund's Class B shareholders would receive the Class B1 shares upon the closing of the Reorganization. The Board considered that if the Plan is approved all shareholders regardless of class should realize an immediate reduction in gross annual operating expenses, although there can be no assurance that such savings will be realized. The directors also considered the portion of the costs of the Reorganization that would be borne by the Global Growth Fund.

In recommending approval of the Plan, the Investment Manager advised the directors that the primary investment objective for each Fund is long-term growth of capital. Although Global Growth Fund has a secondary objective of seeking income, while the International Equity Fund does not have a secondary objective. The Funds also have similar investment policies. Moreover, the Investment Manager reported that the Funds have similar investment styles. The directors were also advised that International Equity Fund under its current subadviser had better investment performance than the Global Growth Fund for the same period. The directors also noted that the Funds investment portfolios were similar (except with respect to investments in U.S. securities).

The directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of the Global Growth Fund or the International Equity Fund from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the Global Growth Fund:

•  The Funds have identical primary investment objectives, although the Global Growth Fund has a secondary objective of income;

•  The Funds have similar investment policies and restrictions (except with respect to U.S. securities);

•  Based on net assets of the Funds as of October 31, 2005 (point in time, as opposed to average net assets), shareholders of the Global Growth Fund would realize a reduction in both net and gross operating expenses as result of the consummation of the Reorganization (excluding the Manager's expense cap for the International Equity Fund); and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The directors also considered that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the Global Growth Fund. The directors were advised that the expense associated with the proxies would be borne pro rata by each Fund based on assets.

Consequently, the directors of Global Growth Fund approved the Plan and recommend that shareholders of the Global Growth Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors of the Company unanimously recommend that you vote FOR the Plan.

If shareholders of the Global Growth Fund do not approve the Plan, the Board will consider other possible courses of action for the Fund, including, among others, consolidation of the Fund with one or more affiliated or unaffiliated funds other than the International Equity Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of the Global Growth Fund do not approve a Plan, the Investment Manager may consider recommending to the Board and shareholders the liquidation of that Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. A liquidation of the Global Growth Fund would result in taxable gains or losses for most shareholders of that Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto.

Closing

If the shareholders of the Global Growth Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by the Company, on behalf of the Funds, including the preparation of certain documents. The Company will determine a specific date for the actual Reorganization to take place (which is expected to be in the fourth quarter 2006 or first quarter 2007). This is called the "closing date." If shareholders of the Global Growth Fund do not approve the Plan, the Reorganization will not take place and the Board of the Global Growth Fund will consider alternative courses of actions, as described above.

If the shareholders of the Global Growth Fund approve the Plan, the Global Growth Fund will deliver to the International Equity Fund all of the Global Growth Fund's assets and International Equity Fund will assume all of the liabilities of the Global Growth Fund on the closing date. The International Equity Fund will issue to the Global Growth Fund shares of the International Equity Fund of a value equal to the dollar value of the net assets delivered to the International Equity Fund. The Global Growth Fund will then distribute to its shareholders of record as of the close of business on the closing date, the International Equity Fund shares in equivalent value and of equivalent class as such shareholder holds in the Global Growth Fund (except that Class B shareholders of Global Growth Fund would receive Class B1 shares of the International Equity Fund). The Global Growth Fund will subsequently terminate and dissolve and the International Equity Fund will be the surviving fund. The stock transfer books of the Global Growth Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Global Growth Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Company may amend the Plan without shareholder approval. The Company may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval of the Plan by shareholders of the Global Growth Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid pro rata based on assets by the Funds. The portfolio securities of the Global Growth Fund will be transferred in-kind to the International Equity Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The Reorganization costs attributable to the Global Growth Fund and the International Equity Fund are currently estimated to be approximately $378,000 and $262,000, respectively, including approximately $89,600 (for Global Growth Fund) and $70,400 (for International Equity Fund) in estimated proxy solicitation costs.

Tax Consequences of the Reorganization

The consummation of the Plan is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Plan that the Funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by the Funds, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the International Equity Fund of the assets of the Global Growth Fund in exchange solely for voting shares of the International Equity Fund and the assumption by the International Equity Fund of the liabilities, if any, of the Global Growth Fund, followed by the distribution of the International Equity Fund shares received by the Global Growth Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the International Equity Fund and the Global Growth Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the Global Growth Fund will not recognize a gain or loss upon the exchange of all of their shares of the Global Growth Fund solely for shares of the International Equity Fund, as described in this Prospectus/Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the Global Growth Fund upon the transfer of its assets to the International Equity Fund in exchange solely for voting shares of the International Equity Fund and the assumption by the International Equity Fund of the liabilities, if any, of the Global Growth Fund. In addition, no gain or loss will be recognized by the Global Growth Fund on the distribution of such shares to the shareholders of that Fund (in liquidation of the Global Growth Fund);

4.  No gain or loss will be recognized by the International Equity Fund upon the acquisition of the assets of the Global Growth Fund in exchange solely for voting shares of the International Equity Fund and the assumption of the liabilities, if any, of the Global Growth Fund;

5.  The International Equity Fund's tax basis for the assets acquired from the Global Growth Fund will be the same as the tax basis of these assets when held by the Global Growth Fund immediately before the transfer, and the holding period of such assets acquired by the International Equity Fund will include the holding period of such assets when held by the Global Growth Fund;

6.  The Global Growth Fund's shareholders' tax basis for the shares of the International Equity Fund received by them pursuant to the reorganization will be the same as their tax basis in the Global Growth Fund shares exchanged therefor; and

7.  The holding period of the International Equity Fund shares received by the shareholders of the Global Growth Fund will include the holding period of the Global Growth Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Plan is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the Global Growth Fund to the International Equity Fund followed by a taxable liquidation of the Global Growth Fund, and the shareholders of the Global Growth Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Global Growth Fund and the fair market value of the shares of the International Equity Fund received in exchange therefor. The Global Growth Fund, and International Equity Fund have capital loss carryforwards as of October 31, 2005 of $112,704,000 and $167,990,000, respectively. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the funds participating in the tax-free reorganization (including, as in this reorganization, the acquiring fund itself where there is a more-than-50-percentage-point change in the ownership of such acquiring fund) (each, a "Loss Fund"). If there is a more-than-50-percentage-point change in the ownership of a Loss Fund, the acquiring fund's annual usage of the capital loss carryforwards of the Loss Fund is limited, in general, to the value of the equity of such Loss Funds immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Pursuant to this rule, the usage of the capital loss carryforwards of the International Equity Fund will be subject to limitations. Additional rules may apply, further limiting the utilization of the capital loss.

Shareholders of the Global Growth Fund should consult their tax advisers regarding the tax consequences to them of the Plan in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of a Plan, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Plan.

Characteristics of International Equity Fund Shares

The International Equity Fund was formed as a series of shares of stock of the Company in Maryland on December 2, 1999. It is registered with the SEC as an open-end management investment company. The Company is authorized to issue 1.5 billion shares of common stock, par value $0.01 per share, which is currently divided into three series. Each series is divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Each class of shares represents an interest in the same assets of the International Equity Fund and is identical in all respects except that:

•  each class is subject to different sales charges and distribution or service fees (12b-1 fees) (except for Class Z shares, which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege;

•  Class Z shares are only available to a limited class of shareholders; and

•  Class B, shares will have a conversion feature whereby Class B shares will automatically convert to Class A shares at the end of seven years (Class B shares), after the original purchase of shares.

Shares of International Equity Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of International Equity Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class Z shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in International Equity Fund's prospectus.

International Equity Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of International Equity Fund may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of International Equity Fund's outstanding shares.

Shares of the International Equity Fund that will be distributed to shareholders of the Global Growth Fund will have the same legal characteristics as the shares of the Global Growth Fund with respect to such matters as assessibility, conversion rights, and transferability.

If the Reorganization is approved, the International Equity Fund will authorize and issue one additional class of shares to be designated "Class B1" that will have distribution fees equivalent to the Class B of the Global Growth Fund.

Capitalization

The following table sets forth, as of April 30, 2006, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the International Equity Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the International Equity Fund is likely to be different when the Plan is consummated.

Class A

	Global Growth Fund	International Equity Fund	Adjustments	International Equity Fund Pro Forma after Reorganization (unaudited)
Net assets	$355,654,483	$55,981,596	N/A	$411,636,079
Total shares outstanding	19,199,727	6,735,056	23,600,245	49,535,028
Net asset value per share	$18.52	$8.31	N/A	$8.31

Class B (International Equity only)

	Global Growth Fund*	International Equity Fund	Adjustments	International Equity Fund Pro Forma after Reorganization (unaudited)
Net assets	N/A	$48,211,478	N/A	$48,211,478
Total shares outstanding	N/A	6,004,071	N/A	$6,004,071
Net asset value per share	N/A	$8.03	N/A	$8.03

*  Class B shareholders of the Global Growth Fund will receive Class B1 shares of the International Equity Fund upon closing of the Reorganization. Therefore, the capitalization information for the Class B shares of the Global Growth Fund is provided below with the capitalization for the Class B1 shares of the International Equity Fund.

Class B1

	Global Growth Fund (Class B)	International Equity Fund	Adjustments*	International Equity Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$50,336,961	N/A	N/A	$50,336,961
Total shares outstanding	3,020,832	N/A	3,247,781	6,268,613
Net asset value per share	$16.66	N/A	N/A	$8.03

Class C

	Global Growth Fund	International Equity Fund	Adjustments	International Equity Fund Pro Forma after Reorganization (unaudited)
Net assets	$13,739,881	$14,670,834	N/A	$28,410,715
Total shares outstanding	832,427	1,827,433	878,212	3,538,072
Net asset value per share	$16.51	$8.03	N/A	$8.03

Class Z

	Global Growth Fund	International Equity Fund	Adjustments	International Equity Fund Pro Forma after Reorganization (unaudited)
Net assets	$15,925,657	$233,605,967	N/A	$249,531,624
Total shares outstanding	847,734	27,871,456	1,057,853	29,777,043
Net asset value per share	$18.79	$8.38	N/A	$8.38

Total Net Assets and Shares Outstanding

	Global Growth Fund	International Equity Fund	Adjustments	Pro Forma International Equity Fund after Combined Reorganizations (unaudited)
Total net assets	$435,656,982	$352,469,875	$—	$788,126,857
Total shares outstanding	23,900,720	42,438,016	28,784,091	95,122,827

VOTING INFORMATION

Required Vote

Only shareholders of record of the Global Growth Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were ________ shares of the Global Growth Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Global Growth Fund entitled to be voted at the Meeting is required to constitute a quorum of the Global Growth Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Global Growth Fund outstanding and entitled to vote thereon is necessary to approve a Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the Global Growth Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Global Growth Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Global Growth Fund. Each shareholder of the Global Growth Fund will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Global Growth Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote Global Growth Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of a Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting or a majority of the total number of shares of a Fund outstanding at the Record

Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the Global Growth Fund, the Global Growth Fund may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. The Fund would only take such actions if the Fund believed that such actions would result in a quorum and the Fund had already received or expected to receive sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan.

Shareholders having more than one account in the Global Growth Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Company. In addition, the Company has engaged MIS, an ADP Company, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of MIS if the Company has not yet received your vote. MIS may ask you for authority, by telephone, to permit MIS to execute your voting instructions on your behalf.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of July ___, 2006, each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
Global Growth Fund	[to be provided by amendment]

International Equity	[to be provided by amendment]

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of July____, 2006, the officers and directors of the Company, as a group, beneficially owned less than 1% of the outstanding voting shares of the Global Growth Fund and the International Equity Fund.

In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

ADDITIONAL INFORMATION

International Equity Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the International Equity Fund is contained in the Fund's prospectus, dated December 30, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the International Equity Fund is included in the Fund's SAI, dated December 30, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of International Equity Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2005 or the Semi-Annual Report to Shareholders for the period ended April 30, 2006, may be obtained by calling 1-800-225-1852 or by writing to International Equity Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Company (on behalf of the Global Growth Fund and International Equity Fund), file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law, relating to the validity of shares of International Equity Fund to be issued pursuant to the Plan will be passed upon by DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the International Equity Fund.

Independent Registered Public Accounting Firm

The audited financial statements of Global Growth Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Global Growth Fund for the fiscal year ending October 31, 2005 (File No. 811-03981).

The audited financial statements of International Equity Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of International Equity Fund for the fiscal year ending October 31, 2005 (File No. 811-03981).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Global Growth Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

The Company is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Company's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of the Global Growth Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of the Company provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of the Company may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Board of Directors of the Company intends to bring before the Meetings the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meetings. If, however, any other matters are properly presented to the Meetings for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company by execution of a subsequent proxy, or by voting in person at the applicable Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization relating (attached).

B	Prospectus for the Company, dated December 30, 2005 (enclosed).

C	The Company's Annual Report to Shareholders for the fiscal year ended October 31, 2005 (enclosed).

D	The Company's Semi-Annual Report to Shareholders for the period ended April 30, 2006 (unaudited) (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of October, 2006, by the Prudential World Fund, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Jennison Global Growth Fund (the "Acquired Fund"), and the Dryden International Equity Fund (the "Acquiring Fund"), each a series of the Company. Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Company, on behalf of the Acquiring Fund:

1.   Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund (except that Class B shareholders of the Acquired Fund shall receive Class B1 shares of the Acquiring Fund), and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the

Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Company's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Company's articles of incorporation and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

3.   Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be March __, 2007, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Company, for the benefit of the Acquiring Fund, at the Company's custodian. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.01 each (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary or Assistant Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Company, for the benefit of the Acquiring Fund, by the Company on behalf of the Acquired Fund. The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Acquiring Fund) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  The unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended April 30, 2006 (copies of which will be furnished to the Acquiring Fund), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Company, for the benefit of the Acquired Fund, on behalf of the Acquiring Fund.

The Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. The Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The Acquiring Fund is authorized to issue __________ shares of common stock, par value $0.001 each of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the Company's articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended April 30, 2006 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Company has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to

be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Funds.

The Company, on behalf of the Funds makes the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and this Plan constitutes a valid and binding obligation enforceable against the Company in accordance with its terms.

(f)  The Company anticipates that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Funds.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Company intends that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors/Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary, Assistant Secretary or equivalent officer of the Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Funds.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Funds, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus and the Funds have been duly established as a series of the Company in accordance with the terms of the Company's charter and the Maryland General Corporate Law;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Funds, and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Funds, is a valid and legally binding obligation of the Company and the Funds, enforceable against the each Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.001 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Funds, of its obligations hereunder will not violate any provision of the Company's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Funds;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Company or the Acquiring Fund, that would be required to be disclosed in the Company's registration statement on Form N-14 and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(g)  The Company shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company, in form and substance satisfactory to the Company, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each Fund represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne pro rata based on net assets by each Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by the Company on behalf of a Fund by resolution of the Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquired Fund or the Acquiring Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, any of its respective officers, directors, agents or shareholders, either of the Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either Fund or the Company against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Company's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Funds, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

The Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company hereunder, and in particular that none of the assets of the Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Funds, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Funds. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Funds. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, The Prudential World Fund, Inc., on behalf of Jennison Global Growth Fund and Dryden International Equity Fund, has executed this Plan by its respective duly authorized officers, all as of the date and year first-above written.

THE PRUDENTIAL WORLD FUND, INC., on behalf of Jennison Global Growth Fund and Dryden International Equity Fund

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED DECEMBER 30, 2005

The Prospectus for the Company, dated December 30, 2005, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED OCTOBER 31, 2005

The Company's Annual Report to Shareholders for the fiscal year ended October 31, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT DATED

APRIL 30, 2006 (Unaudited)

The Company's Semi-Annual Report to Shareholders for the period ended April 30, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

2	Summary

2	The Proposal

3	Shareholder Voting

3	Comparisons of Important Features

3	The Investment Objectives and Policies of the Funds

4	Comparison of Other Policies

6	Investment Restrictions

6	Risks of Investing in the Funds

8	Federal Income Tax Considerations

8	Management of the Funds

17	Distribution Plan

18	Valuation

19	Portfolio Holdings

20	Frequent Purchases and Redemptions of Fund Shares

21	Purchases, Redemptions, Exchanges and Distributions

22	Fees and Expenses

Expense Examples

27	Performance of the Funds

30	Reasons for the Reorganization

31	Information About the Reorganization

31	Closing

32	Expenses Resulting from the Reorganization

32	Tax Consequences of the Reorganization

33	Characteristics of International Equity Fund Shares

34	Capitalization

35	Voting Information

35	Required Vote

36	How to Vote

37	Revocation of Proxies

37	Solicitation of Voting Instructions

37	Principal Holders of Shares

37	Additional Information

38	Miscellaneous

38	Legal Matters

38	Independent Registered Public Accounting Firm

38	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

38	Shareholder Proposals

39	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus dated December 30, 2005 for International Equity Fund (enclosed)

C-1	Exhibit C – Annual Report to Shareholders of International Equity Fund for the fiscal year ended October 31, 2005 (enclosed)

D-1	Exhibit D – Semi-Annual Report to Shareholders of International Equity Fund for the period ended April 30, 2006 (unaudited) (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR
DRYDEN INTERNATIONAL EQUITY FUND

Dated August 7, 2006

Acquisition of the Net Assets of
Jennison Global Growth Fund
a series of Prudential World Fund, Inc.

By and in exchange for shares of the
the Dryden International Equity Fund

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Jennison Global Growth Fund (Global Growth Fund), and the assumption of the liabilities of the Global Growth Fund in exchange for shares of the Dryden International Equity Fund (International Equity Fund and collectively, the Funds)(the Reorganization). The Funds are each a series of Prudential World Fund, Inc. (the Company).

This SAI consists of this Cover Page, the Company's SAI, dated December 30, 2005, and the pro forma financial statements for Global Growth Fund and International Equity Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated August 7, 2006, relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to International Equity Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Company, other materials incorporated by reference herein, and other information regarding the Global Growth Fund, the Company and International Equity Fund.

ATTACHMENT TO SAI

The Company’s SAI, dated December 30, 2005, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Pro Forma Financial Statements for the Reorganization (unaudited)

The following tables set forth as of April 30, 2006 the unaudited pro forma Portfolio of Investments, the pro forma Statements of Assets and Liabilities and the pro forma Statement of Operations for the as adjusted giving effect to the proposed Reorganization.

Pro Forma Portfolio of Investments for the
Reorganization

April 30, 2006

(Unaudited)

Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity	Long-Term Investments Common Stock	Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity*
Shares	Shares	Shares	Shares

				Australia
	69,162		69,162	Australia and New Zealand Banking Group, Ltd.$		$1,468,659		$1,468,659
	110,060		110,060	BHP Billiton PLC		2,450,013		2,450,013
	105,043		105,043	BlueScope Steel, Ltd.		612,914		612,914
	43,681		43,681	Centro Properties Trust		215,714		215,714
	7,535		7,535	Cochlear, Ltd.		302,266		302,266
	43,392		43,392	Coles Myer, Ltd.		353,078		353,078
	26,242		26,242	Commonwealth Bank of Australia		937,058		937,058
	29,914		29,914	Computershare, Ltd.		179,090		179,090
	7,801		7,801	CSL, Ltd.		341,978		341,978
	180,640		180,640	CSR, Ltd.		555,828		555,828
	51,981		51,981	Foster’s Group, Ltd.		232,217		232,217
	170,558		170,558	General Property Trust		544,243		544,243
	260,774		260,774	Macquarie Airports		649,845		649,845
	126,392		126,392	Macquarie Infrastructure Group		342,815		342,815
	121,723		121,723	Mirvac Group		391,187		391,187
	20,049		20,049	QBE Insurance Group, Ltd.		340,898		340,898
	187,525		187,525	Qantas Airways, Ltd.		492,954		492,954
	28,953		28,953	Rinker Group, Ltd.		466,338		466,338
	61,700		61,700	Santos, Ltd.		554,082		554,082
	188,917		188,917	Stockland Trust		987,486		987,486
	4,701		4,701	Suncorp-Metway, Ltd.		72,646		72,646
	4,687		4,687	Wesfarmers, Ltd.		128,907		128,907
	35,769		35,769	Westpac Banking Corp.		682,106		682,106
	6,432		6,432	Woodside Petroleum, Ltd.		228,699		228,699
	102,049		102,049	Woolworths, Ltd.		1,446,745		1,446,745
				Austria
	4,096		4,096	Boehler-Uddeholm AG		929,176		929,176
	15,136		15,136	OMV AG		1,052,363		1,052,363
	7,048		7,048	Telekom Austria AG		172,946		172,946
	4,773		4,773	Voestalpine AG		696,885		696,885
59,300			59,300	Erste Bank der Oesterreichischen Sparkassen AG	$3,598,519			3,598,519
12,184			12,184	Erste Bank der Oesterreichischen Sparkassen AG - New (a)	730,911			730,911
21,900			21,900	Raiffeisen International Bank-Holding AG	1,908,901			1,908,901
29,300			29,300	Raiffeisen International Bank-Holding AG 144A(a)	2,553,917			2,553,917
				Belgium
	50,311		50,311	Dexia		1,327,214		1,327,214
	26,241		26,241	Fortis		983,574		983,574
	2,575		2,575	Inbev NV		129,881		129,881
				Bermuda
105,400			105,400	Marvell Technology Group, Ltd.(a)	6,017,286			6,017,286
				Canada
149,100			149,100	Nexen, Inc.	8,722,350			8,722,350
98,100			98,100	Suncor Energy, Inc.	8,411,094			8,411,094
				Cayman Islands
89,300			89,300	Transocean, Inc.(a)	7,239,551			7,239,551
				Denmark
	54		54	A P Moller - Maersk A/S		463,899		463,899
	4,085		4,085	Danisco A/S		346,787		346,787
	22,132		22,132	Danske Bank A/S		880,474		880,474
	751		751	DSV A/S		122,937		122,937
	14,571		14,571	Novo Nordisk SA		946,209		946,209
				Finland
	10,124		10,124	Kesko Oyj (Class “B” Shares)		349,456		349,456
	130,894		130,894	Nokia Oyj		2,980,718		2,980,718
	49,664		49,664	Rautaruukki Oyj		1,741,849		1,741,849
	50,028		50,028	Sampo Oyj (Class “A” Shares)		1,032,572		1,032,572
	28,592		28,592	YIT-Yhtyma Oyj		806,567		806,567
				France
	54,048		54,048	Air France-KLM		1,258,056		1,258,056
	74,551		74,551	AXA SA		2,736,032		2,736,032
	35,300		35,300	BNP Paribas SA		3,335,650		3,335,650
	17,237		17,237	Bouygues SA		940,528		940,528
	5,342		5,342	Business Objects SA(a)		173,475		173,475
	12,281		12,281	Carrefour SA		712,405		712,405
	2,521		2,521	Casino Guichard-Perrachon SA		200,849		200,849
	5,708		5,708	CNP Assurances		617,147		617,147
	25,087		25,087	Compagnie de Saint-Gobain		1,881,588		1,881,588

Pro Forma Portfolio of Investments for the
Reorganization

April 30, 2006

(unaudited) (continued)

Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity	Long-Term Investments Common Stock	Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity*
Shares	Shares	Shares	Shares

	12,144		12,144	Compagnie Generale des Etablissements Michelin (Class "B" Shares)		876,359		876,359
	20,828		20,828	Credit Agricole SA		839,279		839,279
	3,376		3,376	Euronext NV		301,763		301,763
	50,638		50,638	France Telecom SA		1,182,516		1,182,516
	4,603		4,603	Lafarge SA		566,200		566,200
	1,779		1,779	Pernod-Ricard SA		344,964		344,964
	2,272		2,272	Pinault-Printemps-Redoute SA		294,663		294,663
	9,168		9,168	Publicis Groupe		381,113		381,113
	8,766		8,766	Renault SA		1,017,451		1,017,451
	13,852		13,852	Safran SA		355,632		355,632
55,600	37,677		93,277	Sanofi-Aventis	5,243,364	3,553,134		8,796,498
72,300	6,836		79,136	Schneider Electric SA	8,186,472	774,035		8,960,507
	16,123		16,123	Societe Generale		2,463,281		2,463,281
	6,839		6,839	STMicroelectronics NV		125,712		125,712
38,163	18,642		56,805	Total SA	10,553,757	5,155,337		15,709,094
	1,191		1,191	Vinci SA		118,328		118,328
	81,729		81,729	Vivendi Universal SA		2,983,999		2,983,999
46,900			46,900	Veolia Environnement	2,802,261			2,802,261
				Germany
	2,205		2,205	Adidas-Salomon AG		466,181		466,181
	11,814		11,814	Allianz AG		1,974,862		1,974,862
	36,265		36,265	BASF AG		3,104,286		3,104,286
	4,757		4,757	Bayer AG		219,053		219,053
	13,551		13,551	Continental AG		1,613,182		1,613,182
	33,561		33,561	DaimlerChrysler AG		1,848,175		1,848,175
	28,969		28,969	Deutsche Bank AG		3,542,914		3,542,914
	9,771		9,771	Deutsche Boerse AG		1,413,309		1,413,309
	26,512		26,512	Deutsche Post AG		707,085		707,085
	52,158		52,158	Deutsche Telekom AG		944,929		944,929
	5,420		5,420	E.ON AG		664,303		664,303
	11,460		11,460	Man AG		868,637		868,637
84,600			84,600	Metro AG	4,787,995			4,787,995
	14,744		14,744	Muenchener Rueckversicherungs - Gesellschaft AG		2,086,675		2,086,675
	3,089		3,089	Puma AG Rudolf Dassler Sport		1,246,878		1,246,878
76,700	1,235		77,935	RWE AG	6,648,740	107,056		6,755,796
	5,413		5,413	SAP AG		1,184,162		1,184,162
46,854	4,806		51,660	Siemens AG	4,442,216	455,656		4,897,872
	33,810		33,810	ThyssenKrupp AG		1,114,573		1,114,573
	14,696		14,696	TUI AG		313,150		313,150
	2,726		2,726	Volkswagen AG		211,404		211,404
				Greece
	3,370		3,370	Coca-Cola Hellenic Bottling Company SA		110,457		110,457
	1,302		1,302	Cosmote Mobile Telecommunications SA		31,932		31,932
	2,740		2,740	Hellenic Tellecommunication Organization SA		61,324		61,324
	32,164		32,164	Intracom SA		257,267		257,267
	19,293		19,293	National Bank of Greece SA		958,029		958,029
	10,600		10,600	OPAP SA		391,830		391,830
	2,255		2,255	Titan Cement Co.		114,707		114,707
				Hong Kong
229,300	131,000		360,300	Cheung Kong Holdings, Ltd.	2,583,333	1,475,868		4,059,201
	28,000		28,000	CLP Holdings, Ltd.		163,234		163,234
	42,000		42,000	Henderson Land Development Co., Ltd.		246,747		246,747
	214,652		214,652	Hong Kong Exchanges and Clearing, Ltd.		1,543,452		1,543,452
	78,000		78,000	Hopewell Holdings, Ltd.		227,361		227,361
	49,500		49,500	Kerry Properties, Ltd.		175,251		175,251
	78,000		78,000	Sun Hung Kai Properties, Ltd.		891,337		891,337
	13,000		13,000	Swire Pacific, Ltd. (Class "A" Shares)		132,963		132,963
	16,000		16,000	Wharf Holdings		64,179		64,179
				Ireland
	47,743		47,743	Allied Irish Banks PLC		1,153,460		1,153,460
475,850			475,850	Anglo Irish Bank Corp. PLC	7,834,379			7,834,379
	87,090		87,090	Bank of Ireland		1,632,718		1,632,718
	11,853		11,853	CRH PLC		435,904		435,904
	9,668		9,668	Depfa Bank PLC		182,104		182,104
	3,409		3,409	Irish Life & Permanent PLC		86,963		86,963
				Italy
	2,336		2,336	Assicurazioni Generali SpA		87,559		87,559
	172,748		172,748	Banca Intesa SpA		1,024,318		1,024,318

Pro Forma Portfolio of Investments for the
Reorganization

April 30, 2006

(unaudited) (continued)

Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity	Long-Term Investments Common Stock	Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity*
Shares	Shares	Shares	Shares

	22,619		22,619	Banca Popolare di Milano Scrl		285,934		285,934
	39,221		39,221	Banche Popolari Unite Scrl		991,609		991,609
	24,426		24,426	Banco Popolare di Verona E Novara Scrl		687,505		687,505
	23,791		23,791	Benetton Group SpA		362,280		362,280
	71,454		71,454	Capitalia SpA		620,210		620,210
	88,368		88,368	Enel SpA		763,677		763,677
90,867	107,727		198,594	ENI SpA	2,774,250	3,289,001		6,063,251
	8,356		8,356	Italcementi SpA		219,800		219,800
	11,365		11,365	Sanpaolo IMI SpA		213,495		213,495
	109,768		109,768	Telecom Italia Mobile SpA		274,614		274,614
	167,827		167,827	UniCredito Italiano SpA		1,264,038		1,264,038
				Japan
	8,950		8,950	Acom Co., Ltd.		521,916		521,916
	15,800		15,800	Advantest Corp.		1,820,542		1,820,542
	16,900		16,900	Aisin Seiki Co., Ltd.		635,243		635,243
	30,975		30,975	Alps Electric Co., Ltd.		543,793		543,793
	25,000		25,000	Amada Co., Ltd.		273,570		273,570
	4,100		4,100	Aoyama Trading Co., Ltd.		137,549		137,549
	12,647		12,647	Asahi Breweries, Ltd.		180,933		180,933
	139,000		139,000	Asahi Kasei Corp.		1,027,866		1,027,866
	14,300		14,300	Astellas Pharma, Inc.		596,540		596,540
	139,882		139,882	Bank of Fukuoka, Ltd. (The)		1,205,149		1,205,149
	47,063		47,063	Canon, Inc.		3,600,042		3,600,042
	25,000		25,000	Central Glass Co., Ltd.		151,934		151,934
	22,000		22,000	Chiyoda Corp.		494,621		494,621
	33,600		33,600	Chubu Electric Power Co., Inc.		882,308		882,308
96,100			96,100	Credit Saison Co., Ltd.	5,038,572			5,038,572
	13,000		13,000	Dai Nippon Printing Co., Ltd.		232,907		232,907
	46,000		46,000	Dai Nippon Screen Manufacturing Co., Ltd.		480,745		480,745
	10,000		10,000	Daido Steel Co., Ltd.		91,775		91,775
	6,100		6,100	Daito Trust Construction Co., Ltd.		317,148		317,148
	26,000		26,000	Daiwa Securities Group, Inc.		360,550		360,550
	116,286		116,286	Denki Kagaku Kogyo K K		533,099		533,099
	19,900		19,900	Denso Corp.		781,215		781,215
	77		77	East Japan Railway Co.		601,177		601,177
	4,000		4,000	Eisai Co., Ltd.		183,024		183,024
	28,454		28,454	FamilyMart Co., Ltd.		824,645		824,645
	265		265	Fuji Television Network, Inc.		658,631		658,631
	84,000		84,000	Fujikura, Ltd.		971,572		971,572
	86,000		86,000	Fujitsu, Ltd.		716,761		716,761
	6,000		6,000	Hankyu Department Stores, Inc.		54,802		54,802
	9,200		9,200	Hitachi Construction Machinery Co., Ltd.		251,280		251,280
	11,000		11,000	Hitachi, Ltd.		81,825		81,825
	453		453	Hokkaido Electric Power Co., Inc.		10,085		10,085
	43,587		43,587	Honda Motor Co., Ltd.		3,096,815		3,096,815
70,950			70,950	Honeys Co., Ltd.	3,863,259			3,863,259
	25,400		25,400	Hoya Corp.		1,028,358		1,028,358
	3,600		3,600	Isetan Co., Ltd.		73,824		73,824
	67,000		67,000	Itochu Corp.		608,422		608,422
	26,770		26,770	JS Group Corp.		595,986		595,986
	12,900		12,900	Kansai Electric Power Co., Inc. (The)		301,923		301,923
	19,000		19,000	Kawasaki Kisen Kaisha, Ltd.		119,475		119,475
	41		41	KDDI Corp.		252,773		252,773
	860		860	Keyence Corp.		225,678		225,678
	113,000		113,000	Komatsu, Ltd.		2,416,502		2,416,502
	11,500		11,500	Konica Minolta Holdings, Inc.		151,495		151,495
	21,000		21,000	Kubota Corp.		237,360		237,360
	3,100		3,100	Kyocera Corp.		289,404		289,404
	40,200		40,200	Kyushu Electric Power Co., Inc.		939,112		939,112
	10,600		10,600	Leopalace21 Corp.		413,332		413,332
	22,000		22,000	Makita Corp.		653,054		653,054
	260,222		260,222	Marubeni Corp.		1,499,193		1,499,193
	7,800		7,800	Marui Co., Ltd.		150,705		150,705
	14,100		14,100	Matsui Securities Co., Ltd.		188,594		188,594
	72,000		72,000	Matsushita Electric Industrial Co., Ltd.		1,738,901		1,738,901
	35,843		35,843	Mitsubishi Chemical, Inc.		226,645		226,645
315,000	59,500		374,500	Mitsubishi Corp.	7,621,526	1,439,621		9,061,147
	12,000		12,000	Mitsubishi Electric Corp.		104,439		104,439

Pro Forma Portfolio of Investments for the
Reorganization

April 30, 2006

(unaudited) (continued)

Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity	Long-Term Investments Common Stock	Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity*
Shares	Shares	Shares	Shares

158,000			158,000	Mitsubishi Estate Co., Ltd.	3,455,144			3,455,144
	83,000		83,000	Mitsubishi Gas Chemical Co., Inc.		1,102,876		1,102,876
	83,000		83,000	Mitsubishi Heavy Industries, Ltd.		411,118		411,118
	74,000		74,000	Mitsubishi Rayon Co., Ltd.		681,737		681,737
521	140		661	Mitsubishi UFJ Financial Group, Inc.	8,190,314	2,200,852		10,391,166
	87,000		87,000	Mitsui & Co., Ltd.		1,314,952		1,314,952
	16,000		16,000	Mitsui Mining & Smelting Co., Ltd.		111,290		111,290
	142,000		142,000	Mitsui O.S.K. Lines, Ltd.		1,016,379		1,016,379
	471		471	Mizuho Financial Group, Inc.		4,016,521		4,016,521
	28,000		28,000	NGK SPARK PUG Co., Ltd.		614,763		614,763
	23,000		23,000	NHK Spring Co., Ltd.		266,632		266,632
	7,000		7,000	Nikon Corp.		137,707		137,707
	232,000		232,000	Nippon Oil Corp.		1,835,788		1,835,788
	20,000		20,000	Nippon Shokubai Co., Ltd.		245,554		245,554
	534		534	Nippon Telegraph and Telephone Corp.		2,391,780		2,391,780
	32		32	Nippon Paper Group, Inc.		136,864		136,864
	97,000		97,000	Nippon Yusen Kabushiki Kaisha		594,616		594,616
274,300			274,300	Nishimatsuya Chain Co., Ltd.	6,154,977			6,154,977
448,000			448,000	Nissan Chemical Industries, Ltd.	7,593,554			7,593,554
523,700	116,670		640,370	Nissan Motor Co., Ltd.	6,885,161	1,533,878		8,419,039
	30,200		30,200	Nisshin Seifun Group, Inc.		323,311		323,311
	1,300		1,300	Nitori Co., Ltd.		70,329		70,329
	18,500		18,500	Nomura Holdings, Inc.		418,368		418,368
	113,753		113,753	NSK, Ltd.		1,028,987		1,028,987
	18,000		18,000	NTN Corp.		148,597		148,597
	140		140	NTT Data Corp.		647,960		647,960
	671		671	NTT DoCoMo, Inc.		1,001,800		1,001,800
	34,000		34,000	Obayashi Corp.		260,080		260,080
	30,000		30,000	Oji Paper Co., Ltd.		179,160		179,160
	2,900		2,900	ORIX Corp.		871,031		871,031
	234,993		234,993	Osaka Gas Co., Ltd.		879,173		879,173
	5,750		5,750	Promise Co., Ltd.		354,499		354,499
	28,000		28,000	Ricoh Co., Ltd.		555,746		555,746
	3,000		3,000	Sankyo Co., Ltd.		212,884		212,884
	31,000		31,000	Sanwa Shutter Corp.		212,084		212,084
	35,100		35,100	Sega Sammy Holdings, Inc.		1,399,499		1,399,499
	3,300		3,300	Shin-Etsu Chemical Co., Ltd.		190,700		190,700
	8,000		8,000	Shiseido Co., Ltd.		154,920		154,920
	12,400		12,400	Sony Corp.		622,913		622,913
	30,000		30,000	Sumitomo Chemical Co., Ltd.		262,943		262,943
	90,000		90,000	Sumitomo Corp.		1,348,439		1,348,439
	16,000		16,000	Sumitomo Electric Industries, Ltd.		254,055		254,055
	32,000		32,000	Sumitomo Heavy Industries, Ltd.		337,241		337,241
	494,000		494,000	Sumitomo Metal Industries, Ltd.		2,082,466		2,082,466
	143		143	Sumitomo Mitsui Financial Group, Inc.		1,569,841		1,569,841
	118,749		118,749	Sumitomo Osaka Cement Co., Ltd.		435,929		435,929
	56,269		56,269	Sumitomo Trust & Banking Co., Ltd. (The)		598,938		598,938
138,000	11,000		149,000	Sumitomo Realty & Development Co., Ltd.	3,660,124	291,749		3,951,873
446,000			446,000	Suruga Bank Ltd. (The)	6,231,818			6,231,818
	9,000		9,000	Suzuken Co., Ltd.		324,068		324,068
	5,141		5,141	Taiheiyo Cement Corp.		25,013		25,013
	39,000		39,000	Taisei Corp.		174,338		174,338
	28,000		28,000	Takeda Chemical Industries, Ltd.		1,711,500		1,711,500
	7,901		7,901	Takefuji Corp.		513,480		513,480
	62,641		62,641	Tanabe Seiyaku Co., Ltd.		738,280		738,280
	4,700		4,700	TDK Corp.		393,369		393,369
	47,000		47,000	Teijin, Ltd.		322,373		322,373
	8,000		8,000	Tokuyama Corp.		132,016		132,016
	27,300		27,300	Tokyo Electric Power Co., Inc. (The)		701,291		701,291
	15,400		15,400	Tokyo Electron, Ltd.		1,109,033		1,109,033
562,000			562,000	Tokyo Tatemono Co., Ltd.	6,490,405			6,490,405
	14,000		14,000	Toray Industries, Inc.		131,190		131,190
	159,000		159,000	Toshiba Corp.		1,012,383		1,012,383
	18,000		18,000	Toyo Suisan Kaisha, Ltd.		274,430		274,430
	2,100		2,100	Toyota Industries Corp.		93,690		93,690
	95,334		95,334	Toyota Motor Corp.		5,576,117		5,576,117
57,500			57,500	Union Tool Co.	3,726,782			3,726,782
	20,980		20,980	UNY Co., Ltd.		374,955		374,955

Pro Forma Portfolio of Investments for the
Reorganization

April 30, 2006

(unaudited) (continued)

Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity	Long-Term Investments Common Stock	Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity*
Shares	Shares	Shares	Shares

	25		25	West Japan Railway Co.		111,096		111,096
	3,200		3,200	Yamada Denki Co., Ltd.		348,764		348,764
	10,600		10,600	Yamaha Corp.		195,960		195,960
				Luxembourg
	4,557		4,557	Arcelor		187,422		187,422
				Netherlands
	36,645		36,645	ABN AMRO Holding NV		1,095,226		1,095,226
	125,421		125,421	Aegon NV		2,289,617		2,289,617
	31,019		31,019	Buhrmann NV		601,486		601,486
	5,336		5,336	Corio NV		337,606		337,606
	48,774		48,774	European Aeronautic Defence and Space Co.		1,924,771		1,924,771
	6,711		6,711	Heineken NV		271,864		271,864
	87,431		87,431	ING Groep NV		3,558,393		3,558,393
	27,571		27,571	James Hardie Industries NV		197,950		197,950
	16,961		16,961	Koninklijke DSM NV		773,756		773,756
	5,646		5,646	Randstad Holdings NV		375,384		375,384
	128,121		128,121	Royal KPN NV		1,504,853		1,504,853
86,600			86,600	Schlumberger, Ltd.(e)	5,987,524			5,987,524
	26,318		26,318	Unilever NV		1,900,870		1,900,870
	1,932		1,932	Wereldhave NV		201,575		201,575
	26,066		26,066	Wolters Kluwer NV		679,076		679,076
				New Zealand
	60,000		60,000	Air New Zealand, Ltd.		49,048		49,048
	70,573		70,573	Fletcher Building, Ltd.		410,152		410,152
	5,000		5,000	Sky City Entertainment Group, Ltd.		17,339		17,339
	20,000		20,000	Tower, Ltd.(a)		34,615		34,615
				Norway
	109,809		109,809	DBN NOR ASA		1,522,849		1,522,849
	9,815		9,815	Norsk Hydro ASA		1,510,808		1,510,808
	2,851		2,851	Orkla ASA		150,060		150,060
	12,300		12,300	Yara International ASA		198,011		198,011
				Portugal
	138,991		138,991	Banco Comercial Portugues SA		424,352		424,352
	264,250		264,250	Energias de Portugal SA		1,040,144		1,040,144
	10,757		10,757	Jeronimo Martins SGPS SA		194,067		194,067
				Singapore
	150,000		150,000	Cosco Corp. Singapore, Ltd.		135,682		135,682
	16,000		16,000	Fraser & Neave, Ltd.		223,670		223,670
	1,000		1,000	Haw Par Corp., Ltd.		3,922		3,922
	35,000		35,000	Jardine Cycle & Carriage, Ltd.		247,960		247,960
	48,000		48,000	Keppel Corp., Ltd.		464,546		464,546
	63,000		63,000	Keppel Land, Ltd.		188,892		188,892
	12,600		12,600	K-REIT Asia(a)		11,876		11,876
	209,059		209,059	Neptune Orient Lines, Ltd.		301,508		301,508
	92,000		92,000	Singapore Airlines, Ltd.		826,365		826,365
	30,000		30,000	Singapore Petroleum Co., Ltd.		109,115		109,115
	200,000		200,000	Singapore Post, Ltd.		142,957		142,957
	3		3	Singapore Telecommunications, Ltd.		5		5
	33,000		33,000	United Overseas Bank, Ltd.		340,249		340,249
	30,000		30,000	United Overseas Land, Ltd.		58,068		58,068
				Spain
	6,390		6,390	Acerinox SA		107,462		107,462
	8,631		8,631	Antena 3 de Television SA		227,361		227,361
337,484	82,580		420,064	Banco Bilbao Vizcaya Argentaria SA	7,455,270	1,824,253		9,279,523
	213,349		213,349	Banco Santander Central Hispano SA		3,308,008		3,308,008
	77,226		77,226	Endesa SA		2,564,327		2,564,327
	1,420		1,420	Fomento de Construcciones y Contratas SA		115,192		115,192
	44,616		44,616	Iberdrola SA		1,453,352		1,453,352
	9,304		9,304	Industria de Diseno Tectil SA (Inditex)		378,550		378,550
	70,354		70,354	Repsol YPF SA		2,101,815		2,101,815
	88,688		88,688	Telefonica SA		1,420,995		1,420,995
	18,430		18,430	Union Fenosa SA		712,656		712,656
				Sweden
	6,152		6,152	Billerud AB		106,168		106,168
	15,728		15,728	Eniro AB		172,580		172,580
	1,500		1,500	Sandvik AB		97,634		97,634
	37,987		37,987	Skandinaviska Enskilda Banken AB (Class "A" Shares)		957,534		957,534
	5,004		5,004	SSAB Svenskt Stal AB (Class "A" Shares)		295,109		295,109

Pro Forma Portfolio of Investments for the
Reorganization

April 30, 2006

(unaudited) (continued)

Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity	Long-Term Investments Common Stock	Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity*
Shares	Shares	Shares	Shares

	3,800		3,800	Svenska Cellulosa AB (Class "B" Shares)		172,209		172,209
	9,800		9,800	Svenska Handelbanken AB (Class "A" Shares)		281,651		281,651
	60,900		60,900	Swedish Match AB		914,439		914,439
	218,797		218,797	Telefonaktiebolaget LM Ericsson (Class "B" Shares)		778,965		778,965
	57,175		57,175	TeliaSonera AB		355,057		355,057
	40,320		40,320	Volvo AB (Class "B" Shares)		2,027,205		2,027,205
				Switzerland
50,900			50,900	Alcon, Inc.	5,177,039			5,177,039
	1,383		1,383	Ciba Specialty Chemicals		84,862		84,862
	43,617		43,617	Credit Suisse Group		2,739,691		2,739,691
	1,175		1,175	Givaudan AG		986,272		986,272
69,900	3,548		73,448	Holcim, Ltd.	5,861,635	297,526		6,159,161
	11,092		11,092	Nestle SA		3,382,962		3,382,962
91,495	37,728		129,223	Novartis AG	5,249,048	2,164,447		7,413,495
76,200			76,200	Novartis AG ADR	4,382,262			4,382,262
	1,936		1,936	Phonak Holding AG		120,200		120,200
	1,651		1,651	Rieter Holding AG		724,193		724,193
125,900	16,845		142,745	Roche Holdings AG	9,651,909	2,590,180		12,242,089
	1,257		1,257	Sulzer AG		1,060,169		1,060,169
	3,440		3,440	Swatch Group AG		126,205		126,205
	8,095		8,095	Swiss Re		590,709		590,709
	2,816		2,816	Swisscom AG		939,461		939,461
89,462	36,465		125,927	UBS AG	10,603,866	4,322,171		14,926,037
	7,420		7,420	Zurich Financial Services AG		1,805,342		1,805,342
				United Kingdom
	37,478		37,478	ABB, Ltd.(a)		534,882		534,882
	33,808		33,808	Anglo American PLC		1,439,543		1,439,543
	39,084		39,084	Arriva PLC		413,020		413,020
	78,967		78,967	AstraZeneca PLC		4,363,215		4,363,215
	141,716		141,716	Aviva PLC		2,069,997		2,069,997
	104,083		104,083	BAE Systems PLC		792,419		792,419
	263,907		263,907	Barclays PLC		3,296,552		3,296,552
	37,198		37,198	Barratt Developments PLC		672,899		672,899
	7,592		7,592	Bellway PLC		166,133		166,133
	14,347		14,347	Berkeley Group Holdings PLC		301,131		301,131
248,500	121,351		369,851	BHP Billiton PLC	5,116,097	2,498,364		7,614,461
	10,291		10,291	Boots Group PLC		131,551		131,551
	298,387		298,387	BP PLC		3,681,002		3,681,002
	37,984		37,984	BP PLC ADR		2,800,180		2,800,180
	111,088		111,088	British Airways PLC(a)		681,158		681,158
	29,925		29,925	British American Tobacco PLC		765,069		765,069
	65,902		65,902	British Sky Broadcasting PLC		631,524		631,524
	545,916		545,916	BT Group PLC		2,182,649		2,182,649
658,400	49,331		707,731	Cadbury Schweppes PLC	6,531,413	489,370		7,020,783
	3,270		3,270	Carnival PLC		162,075		162,075
	38,819		38,819	COLT Telecom Group PLC(a)		50,260		50,260
	35,314		35,314	Diageo PLC		582,792		582,792
	98,858		98,858	DSG International PLC		331,251		331,251
	14,686		14,686	Enterprise Inns PLC		249,864		249,864
	51,390		51,390	Firstgroup PLC		389,844		389,844
	47,078		47,078	Friends Provident PLC		168,908		168,908
	35,805		35,805	George Wimpey PLC		341,805		341,805
	189,905		189,905	GlaxoSmithKline PLC		5,388,457		5,388,457
	15,527		15,527	Hanson PLC		207,402		207,402
	120,832		120,832	HBOS PLC		2,120,807		2,120,807
	25,951		25,951	Henderson Group PLC		40,221		40,221
	338,897		338,897	HSBC Holdings PLC		5,855,518		5,855,518
	104,386		104,386	Imperial Chemical Industries PLC		680,513		680,513
	43,079		43,079	Imperial Tobacco Group PLC		1,338,609		1,338,609
	5,160		5,160	Inchcape PLC		256,880		256,880
	68,408		68,408	Kelda Group PLC		958,046		958,046
1,217,700	65,150		1,282,850	Kingfisher PLC	5,001,767	267,607		5,269,374
	323,587		323,587	Legal & General Group PLC		817,258		817,258
	232,974		232,974	Lloyds TSB Group PLC		2,266,524		2,266,524
	162,637		162,637	National Grid PLC		1,706,802		1,706,802
	39,576		39,576	Persimmon PLC		945,413		945,413
	166,103		166,103	Pilkington PLC		492,966		492,966
	16,817		16,817	Reckitt Benckiser PLC		613,027		613,027

Pro Forma Portfolio of Investments for the
Reorganization

April 30, 2006

(unaudited) (continued)

Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity	Long-Term Investments Common Stock	Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity*
Shares	Shares	Shares	Shares

	49,150		49,150	Resolution PLC		561,069		561,069
	19,594		19,594	Rio Tinto PLC		1,077,638		1,077,638
	75,796		75,796	Royal & Sun Alliance Insurance Group PLC		190,741		190,741
108,540	76,201		184,741	Royal Bank of Scotland Group PLC (The)	3,544,898	2,488,712		6,033,610
72,200			72,200	Royal Bank of Scotland Group PLC (The 144A)	2,358,040			2,358,040
	92,736		92,736	Royal Dutch Shell PLC		3,172,485		3,172,485
	101,923		101,923	Royal Dutch Shell PLC (Class "B" Shares)		3,644,754		3,644,754
	106,560		106,560	SABMiller PLC		2,248,257		2,248,257
	22,331		22,331	Scottish & Newcastle PLC		206,459		206,459
	12,850		12,850	Scottish Power PLC		131,340		131,340
	15,056		15,056	Severn Trent PLC		317,659		317,659
	17,520		17,520	Smiths Group PLC		325,716		325,716
	96,370		96,370	Stagecoach Group PLC		190,673		190,673
	82,889		82,889	Tate & Lyle PLC		838,896		838,896
	63,191		63,191	Taylor Woodrow PLC		441,339		441,339
1,227,800	280,808		1,508,608	Tesco PLC	7,153,472	1,636,058		8,789,530
	10,506		10,506	Tomkins PLC		64,899		64,899
	4,775		4,775	Trinity Mirror PLC		47,804		47,804
	36,536		36,536	Unilever PLC		388,093		388,093
	30,238		30,238	United Utilities PLC		369,993		369,993
	1,863,479		1,863,479	Vodafone Air Touch PLC		4,400,608		4,400,608
	37,371		37,371	Vodafone Group PLC ADR		885,693		885,693
	16,971		16,971	Whitbread PLC		346,612		346,612
	10,007		10,007	William Hill PLC		115,785		115,785
668,400	9,005		677,405	WPP Group PLC	8,251,701	111,171		8,362,872
				United States
173,800			173,800	Adobe Systems, Inc.(a)	6,812,960			6,812,960
96,900			96,900	American Express Co.	5,214,189			5,214,189
77,200			77,200	American International Group, Inc.	5,037,300			5,037,300
115,000			115,000	American Standard Co., Inc.	5,005,950			5,005,950
92,000			92,000	Apple Computer, Inc.(a)(e)	6,475,880			6,475,880
135,450			135,450	Broadcom Corp.(a)	5,568,350			5,568,350
229,100			229,100	Comcast Corp.(a)(e)	7,090,645			7,090,645
187,700			187,700	Corning, Inc.(a)	5,186,151			5,186,151
113,500			113,500	E.I. du Pont de Nemours & Co.(e)	5,005,350			5,005,350
170,800			170,800	eBay, Inc.(a)	5,877,228			5,877,228
71,400			71,400	Federated Department Stores, Inc.	5,558,490			5,558,490
100,400			100,400	Gilead Sciences, Inc.(a)	5,773,000			5,773,000
17,400			17,400	Google, Inc., (Class A(a)	7,272,156			7,272,156
135,700			135,700	Home Depot, Inc.	5,418,501			5,418,501
62,100			62,100	Honeywell International, Inc.	2,639,250			2,639,250
28,000			28,000	Keryx Biopharmaceuticals, Inc.(a)(e)	476,840			476,840
249,300			249,300	Kroger Co. (The(a)	5,050,818			5,050,818
32,100			32,100	Lehman Brothers Holdings, Inc.	4,851,915			4,851,915
200,800			200,800	Microsoft Corp.	4,849,320			4,849,320
64,400			64,400	Monsanto Co.	5,370,960			5,370,960
69,300			69,300	Occidental Petroleum Corp.	7,119,882			7,119,882
100,500			100,500	PepsiCo, Inc.	5,853,120			5,853,120
75,400			75,400	Phelps Dodge Corp.	6,498,726			6,498,726
109,200			109,200	QUALCOMM, Inc.	5,606,328			5,606,328
236,116			236,116	Sprint Nextel Corp.(e)	5,855,677			5,855,677
120,700			120,700	St. Jude Medical, Inc.(a)	4,765,236			4,765,236
83,700			83,700	TXU Corp.	4,154,031			4,154,031
124,000			124,000	UnitedHealth Group, Inc.	6,167,760			6,167,760
111,900			111,900	Wal-Mart Stores, Inc.	5,038,857			5,038,857
244,200			244,200	Walt Disney Co.	6,827,832			6,827,832
206,700			206,700	Waste Management, Inc.	7,742,981			7,742,981
35,500			35,500	WellPoint, Inc.(a)	2,520,500			2,520,500
63,600			63,600	Yahoo!, Inc.(a)	2,084,808			2,084,808
				Total Common Stock	431,047,864	338,362,501		769,410,365
				Preferred Stock
				Germany
	159		159	Porsche AG		159,469		159,469
				Units
				Rights
				Sweden
	5,004		5,004	SSAB Svenskt Stal AB (Class "A" Shares, expiring 5/29/06 (a)		1,734		1,734
				Total Long-Term Investments	431,047,864	338,523,704		769,571,568

Pro Forma Portfolio of Investments for the
Reorganization

April 30, 2006

(unaudited) (continued)

Jennison Global Growth Shares	Dryden International Equity Principal (000)	Pro-forma adjustments Shares	Pro-forma combined Dryden International Equity	Long-Term Investments Common Stock	Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma combined Dryden International Equity*
			Principal (000)/Shares

				Short-Term Investments
	$550		550	United States Treasury Bill (b)(c) 4.51%, 6/15/06		546,890		546,890
28,383,464			28,383,464	Dryden Core Investment Fund - Taxable Money Market Series(f)(g)	28,383,464			28,383,464
				Total Short-term Investments	28,383,464	546,890		28,930,354

				TOTAL INVESTMENTS	459,431,328	339,070,594		798,501,922
				Liabilities in excess of Other Assets/Other assets in excess of liabilities (d)	(23,774,346)	13,399,281		(10,375,065)
				Net Assets	435,656,982	352,469,875		788,126,857

ADR - American Depositary Receipt.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a) Non-income producing security.

(b) Rate quoted represents yield-to-maturity as of purchase date.

(c) All or portion of security segregated as collateral for financial futures contracts.

(d) Other assets in excess of liabilities include net unrealized appreciation on financial futures and forward foreign currency exchange contracts as follows:

Number of Contracts	Type	Expiration	Value at 4/30/06	Value at trade date	Unrealized Appreciation/depreciation
	Long positions:
7	Hang Seng Stock Index	May, 2006	746,153	751,659	$(5,506)
24	Share Price Index 200	June, 2006	2,394,584	2,247,837	146,747
56	DJ Euro Stoxx 50 Index	June, 2006	2,676,221	2,652,372	23,849
55	Nikkei 225 Index	June, 2006	4,657,125	4,455,350	201,775
26	FTSE 100 Index	June, 2006	2,856,122	2,805,367	50,755
					$417,620

Forward Foreign currency exchange contracts outstanding at April 30, 2006:

Foreign Currency Contract	Value at Settlement date Payable	Current Value	Unrealized Depreciation
Sold:
Euro 3,000,000, expiring 5/2/06	$3,757,700	$3,784,820	$(27,120)

(e) All or a portion of security is on loan. The aggregate market value of such securities is $23,870,881; cash collateral of $24,516,815 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(f) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g) Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Dryden Core Investment Fund - Taxable Money Market Series

* Based upon the Pro Forma Portfolio of Investments as of April 30, 2006, the International Equity Fund would need to sell approximately 2% of its total assets held in foreign securities due to the Fund’s, 20% limitation on investments in such securities. As of the closing date of the Reorganization, the percentage of foreign securities that must be sold as a result of the Reorganization may go up, down or no longer be necessary.

Pro Forma Statements of Assets and Liabilities for the Reorganization

April 30, 2006

(Unaudited)

Assets	Jennison Global Growth	Dryden International Equity	Pro-forma adjustments	Pro-forma Combined Dryden International Equity
Investments at value, including securities on loan (C):
Unaffiliated investments (A)	$431,047,864	$339,070,595		$770,118,459
Affiliated investments (B)	28,383,464	—		28,383,464
Foreign currency, at value (D)	6,524,339	10,906,351		17,430,690
Cash	305,915	889,589		1,195,504
Dividends and interest receivable	846,245	1,215,621		2,061,866
Receivable for Series shares sold	266,847	1,307,318		1,574,165
Foreign tax reclaim receivable	—	220,367		220,367
Unrealized appreciation on forward currency contracts		2,974		2,974
Prepaid expenses	10,624	1,917		12,541
Total assets	467,385,298	$353,614,732	$—	821,000,030

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	24,516,815	—		24,516,815
Payable for investments purchased	5,295,864	—		5,295,864
Payable for Series shares reacquired	652,379	467,090		1,119,469
Accrued expenses	552,558	247,011		799,569
Transfer agent fee payable	291,605	37,786		329,391
Management fee payable	266,355	233,441		499,796
Distribution fee payable	114,315	61,472		175,787
Due to broker - variation margin	—	96,656		96,656
Unrealized depreciation on forward currency contract	27,120	—		27,120
Deferred directors’ fees	11,305	1,401		12,706
Total liabilities	31,728,316	1,144,857	—	32,873,173
Net Assets	$435,656,982	$352,469,875	$—	$788,126,857

Net assets were comprised of:
Common stock, at par	$239,007	$424,380		$663,387
Paid-in capital in excess of par	402,712,982	434,141,827		836,854,809
	402,951,989	434,566,207		837,518,196
Accumulated net investment loss	(137,582)	432,938		295,356
Accumulated net realized loss on investment and foreign currency transactions	(80,750,283)	(159,384,829)		(240,135,112)
Net unrealized appreciation on investments and foreign currencies	113,592,858	76,855,559		190,448,417
Net assets, April 30, 2006	$435,656,982	$352,469,875	$—	$788,126,857

(A) Unaffiliated Investment at Cost	$317,721,801	$263,066,694	—	$580,788,495
(B) Affiliated Investment at Cost	$28,383,464	$—	—	$28,383,464
(C) Securities loaned at Value	$23,870,881	$—	—	$23,870,881
(D) Foreign currency at Cost	$6,259,247	$10,522,996	—	$16,782,243

Class A
Net asset	$355,654,483	$55,981,596	$—	$411,636,079
Shares of common stock issued and outstanding	19,199,727	6,735,056	23,600,245	49,535,028
Net asset value and redemption price per share	$18.52	$8.31		$8.31
Maximum sales charge (5.5% of offering price)	1.08	0.48		0.48
Maximum offering price to public	$19.60	$8.79		$8.79
Class B (International Equity only)
Net asset	$—	$48,211,478	$—	$98,548,439
Shares of common stock issued and outstanding	—	6,004,071	—	6,004,071
Net asset value, offering price and redemption price per share	$—	$8.03		$8.03
Class B1 (Global Growth)
Net asset	$50,336,961	—	$—	$50,336,961
Shares of common stock issued and outstanding	3,020,832	—	3,247,781	$6,268,613
	$16.66	—	—	$8.03
Class C
Net asset	$13,739,881	$14,670,834	$—	$28,410,715
Shares of common stock issued and outstanding	832,427	1,827,433	878,212	3,538,072
Net asset value, offering price and redemption price per share	$16.51	$8.03		$8.03
Class Z
Net asset	$15,925,657	$233,605,967	$—	$249,531,624
Shares of common stock issued and outstanding	847,734	27,871,456	1,057,853	29,777,043
Net asset value, offering price and redemption price per share	$18.79	$8.38		$8.38

Pro Forma Statements of Operations for the Reorganization

For the Year Ended April 30, 2006

(unaudited)

	Jennison Global Growth	Dryden International Equity	Adjusting Entries		Pro-Forma Combined Dryden International Equity
Statement of Operations
Income:
Interest	$4	$27,418	—		$27,422
Unaffiliated dividends	6,016,094	6,297,014	—		12,313,108
Affiliated dividend income	65,885	14,074	—		79,959
Affiliated income from securities loaned, net	31,171	—	—		31,171
Foreign taxes Withheld	(376,348)	(503,925)			(880,273)
Total income	5,736,806	5,834,581	—		11,571,387

Expenses :
Management fee	3,051,437	2,063,357	—		5,114,794
Distribution fee - Class A	814,499	98,850	—		913,349
Distribution fee - Class B	397,095	441,950	—		839,045
Distribution fee - Class C	131,331	133,473	—		264,804
Transfer agent’s fees and expenses**	1,320,000	423,000	(18,000)	(a)	1,725,000
Custodian’s fees and expenses	196,000	263,000	(134,000)	(a)	325,000
Reports to shareholders	98,000	81,000	(17,000)	(a)	162,000
Legal fees and expenses	46,000	24,000	—		70,000
Registration fees	30,000	62,000	(18,000)	(a)	74,000
Insurance	26,000	6,000	—		32,000
Audit fee	22,000	22,000	(22,000)	(a)	22,000
Directors’ fees	18,000	18,000	(9,000)	(a)	27,000
Miscellaneous	38,357	41,304	—		79,661
Total operating expenses	6,188,719	3,677,934	(218,000)		9,648,653
Less: Expense subsidy	—	(84,244)	84,244		—
Total expenses	6,188,719	3,593,690	(133,756)		9,648,653
Net investment (Loss) Income	(451,913)	2,240,891	133,756		1,922,734

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	43,900,858	10,295,005	—		54,195,863
Foreign currency transactions	(179,970)	(269,294)	—		(449,264)
Futures	—	1,724,763	—		1,724,763
	43,720,888	11,750,474			55,471,362
Net change in Unrealized Appreciation (Depreciation) on:
Investments	70,398,883	59,360,474	—		129,759,357
Foreign currencies	184,643	436,347	—		620,990
Futuers	—	511,429	—		511,429
	70,583,526	60,308,250	—		130,891,776
Net gain on investment and foreign currency transactions	114,304,414	72,058,724	—		186,363,138

Net Increase In Net Assets Resulting From Operations	$113,852,501	$74,299,615	133,756		$188,285,872

** — Amount is including the affiliated expense of $787,500 and $404,800

(a)     Reflects elimination of duplicate services or fees.

Notes to Pro-Forma Financial Statements for the Reorganization

(unaudited)

1.     Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at April 30, 2006 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended April 30, 2006, reflect the accounts of Dryden International Equity Fund (the “acquiring” fund), and Jennison Global Growth Fund, (the “target” fund).

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of Jennison Global Growth Fund in exchange for shares in Dryden International Equity Fund.  The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.     Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C and Z shares of Dryden International Equity Fund, which would have been issued on April 30, 2006 in connection with the proposed reorganization.  Shareholders of Jennison Global Growth Fund would become shareholders of Dryden International Equity Fund, receiving shares of Dryden International Equity Fund equal to the value of their holdings in Jennison Global Growth Fund. The amount of additional shares assumed to be issued has been calculated based on the April 30, 2006 net assets of Jennison Global Growth Fund and Dryden International Equity Fund, the net asset value per share of as follows:

Dryden International Equity Fund		Net of Target Funds Assets	Per Share
Additional Shares Issued		04/30/2006	04/30/2006
Class A	42,799,972	$355,654,483	$8.31
Class B	—	$—	$—
Class B1	6,268,613	$50,336,961	$8.03
Class C	1,710,639	$13,739,881	$8.03
Class Z	1,905,587	$15,925,657	$8.38

3.     Pro-Forma Operations – The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden International Equity Fund at the combined level of average net assets for the twelve months ended April 30, 2006.  The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price.  Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker.  Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange.  Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.  Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.  When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.  Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

5.     Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.     Taxes – For Federal income tax purposes, the acquiring fund and each of the target funds is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  Jennison Global Growth Fund had a capital loss carry forward of $112,704,000 as of October 31, 2005, which will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended. Dryden International Equity Fund had a capital loss carryforward of $167,990,000 as of October 31, 2005.

PART C

OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and the Maryland General Corporation Law (the MGCL), and pursuant to Article VI of the Registrant’s By-Laws (Exhibit (2) to the Registration Statement), the Registrant shall indemnify present and former officers and directors (and persons who serve or served as the officer or director of certain other enterprises at the Registrant’s request), and, to the extent authorized by the Registrant’s Board, employees and agents, against judgments, fines, settlements and expenses, and may advance expenses to such parties, to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party (or threatened to be made a party) to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL does not permit indemnification in respect of any proceeding by or in the right of the Registrant in which a person is found liable to the Registrant or, for proceedings brought against the Registrant, except in limited circumstances. A Maryland corporation may be required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibits (A) to this Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Pursuant to Article VI of the Registrant ‘s charter, Exhibit (1)(A) to the Registration Statement, directors and officers of the Registrant shall not be liable to its shareholders for monetary damages for breach of fiduciary duty as officers or directors to the extent permitted by law (including the MGCL and the 1940 Act). Under Maryland law, such limitation on liability will not apply to liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreements for the Registrant's Global Growth Fund series and International Value Fund series and Section 8 of the Management Agreement for the Registrant's Dryden International Equity Fund series (Exhibits (6)(a)(i) and (6)(a)(ii) to the Registration Statement, respectively) and Section 4 of the Subadvisory Agreements (Exhibits (6)(B) and (6)(C) to the Registration Statement, respectively) limit the liability of Prudential Investments LLC (PI) and LSV Asset Management, Thornburg Investment Management, Inc., Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. (PIM), Quantitative Management Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16.  EXHIBITS

Exhibits:

(1)           (A) Restated Articles of Incorporation.  Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

(B) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(C) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(D) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(E) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(F) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(G) Articles Supplementary as filed May 29, 2001. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2002.

(H) Articles of Amendment as filed June 11, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(I) Articles Supplementary as filed July 29, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(J) Articles of Amendment dated December 8, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(K) Form of articles supplementary creating the Class B1 shares.*

(2)           By-Laws of the Registrant, Amended and Restated as of November 16, 2004. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(3)           Not Applicable.

(4)           The form of Plan of Reorganization for the reorganization of the Global Growth Fund and the International Equity Fund is included as Exhibit A to the Joint Prospectus and Proxy Statement contained in this Registration Statement.

(5)           (A) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(B) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(C) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(D) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(6)           (A) (i) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to the Global Growth Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(ii) Amended Schedule A to Management Agreement. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 24, 2005.

(B) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC dated March 28, 2001 with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(C) (i) Subadvisory Agreement between Prudential Investment Management, Inc. and Prudential Investments LLC with respect to the Dryden International Equity Series of the Registrant dated December 3, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(ii) Amendment to Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. with respect to the Dryden International Equity Series of the Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(7)           (A) Form of Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC *

(B) Form of Dealer Agreement. Incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(8)           Not Applicable.

(9)           (i) Custodian Contract between the Registrant and The Bank of New York dated June 6, 2005. Incorporated by reference to Exhibit (g)(1) to Post-Effective No. 41 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2005.

                (ii) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to Exhibit (g)(2) to Post-Effective No. 41 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2005.

(10)         (A)  Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(B)  Distribution and Service Plan for Class B Shares. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(C) Distribution and Service Plan for Class B1 shares. *

(D)  Distribution and Service Plan for Class C Shares. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(E) Rule 12b-1 Fee Waiver for Class A Shares.  Incorporated by reference to Exhibit (m)(10) to Post-Effective No. 41 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2005.

(F)  Form of amended and Restated Rule 18f-3 Plan.*

(11)         Opinion and consent of DLA Piper Rudnick Gray Cary US LLP as to the legality of the securities being registered.*

(12)         Opinion and consent of counsel support tax matters and consequences to shareholders.**

(13)         (A) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.  Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(B) Amendment to Transfer Agency Agreement. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(14)                            Consent of KPMG LLP, independent registered public accounting firm, for the Registrant, on behalf of Jennison Global Growth Fund and Dryden International Equity Fund.*

(15)                            Not Applicable.

(16)                            Power of attorney dated September 7, 2005. Incorporated by reference to Exhibit (q) to Post-Effective No. 41 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2005.

(17)         (A) Form of voting instruction card for shareholders of Jennison Global Growth Fund.*

(B) Form of proxy solicitation material being sent to shareholders of Jennison Global Growth Fund.*

*  Filed herewith.

**  To be filed at subsequent Amendment.

ITEM 17.  UNDERTAKINGS

(1)  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 7th day of July, 2006.

PRUDENTIAL WORLD FUND, INC.
By:	/s/ Claudia DiGiacomo*
Claudia DiGiacomo, Assistant Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

*	Director
Linda W. Bynoe
*	Director
David E.A. Carson
*	Director
Robert G. LaBlanc
*	Director
Robert F. Gunia
*	Director
Douglas H. McCorkindale
*	Director
Richard A. Redeker
*	Director
Judy A. Rice
*	Director
Robin B. Smith
*	Director
Stephen G. Stoneburn
*	Director
Clay T. Whitehead
*	Treasurer and Principal Financial and Accounting
Grace C. Torres	Officer

*By:	/s/ CLAUDIA DIGIACOMO
	Claudia DiGiacomo	July 7, 2006
Attorney-in-Fact

*  Pursuant to Powers of Attorney previously filed.

PRUDENTIAL WORLD FUND, INC.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description
(1)(K)	Form of articles supplementary creating the Class B1 shares.
(7)	Form of Amended and Restated Distribution Agreement.
(10)(C)	Distribution and Service Plan for Class B1 shares.
(10)(F)	Form of Amended and Restated Rule 18f-3 Plan.
(11)	Opinion and consent of DLA Piper Rudnick Gray Cary US LLP as to the legality of the securities being registered.
(14)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant, on behalf of Jennison Global Growth Fund and Dryden International Equity Fund.
(17)(A)	Form of voting instruction card for shareholders of Jennison Global Growth Fund.
(17)(B)	Form of proxy solicitation material being sent to shareholders of Jennison Global Growth Fund.